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                                                                EXHIBIT  10.38**

                                License Agreement

between

HUGO BOSS Trade Mark Management GmbH & Co. KG
Dieselstrasse 12
D-72555 Metzingen
Germany

                                      - hereinafter referred to as "HUGO BOSS" -

and

MGI Luxury Group S.A.
35 Rue de Nideau
CH-2501 Bienne
Switzerland

                                     -  hereinafter referred to as "Licensee"  -

**CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 3, 5, 6, 10, 11-13, 20, 22-24; APPENDIX 3 (PAGES 7-54 AND PAGE 58); APPENDIX 4 (PAGES 1-14) AND APPENDIX 6 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934,AS AMENDED ("1934 ACT").

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Preface

a) HUGO BOSS is entitled to grant licences for the trademarks "BOSS", "HUGO BOSS", "BOSS HUGO BOSS", "HUGO", and "HUGO HUGO BOSS" which are registered or under application for registration for various products in numerous countries around the world.

       The HUGO BOSS group enjoys an excellent reputation world-wide as an established fashion house, which is based upon the high quality of HUGO BOSS products and the special HUGO BOSS image.

b) Licensee is aware that HUGO BOSS grants production and distribution licenses to third parties for the above trademarks.

c) Proceeding from the foregoing, the parties wish to enter into a licence agreement on certain watch products and agree as follows:

1.     Grant of License

1.1 Subject to the terms of this Agreement, HUGO BOSS hereby grants to the Licensee the exclusive non-transferable license to use the trademarks "HUGO BOSS", "BOSS HUGO BOSS", "HUGO HUGO BOSS", "BOSS", and "HUGO" as set forth in Appendices 1 and 2 to this Agreement, and any other trademarks which at any time during the term of this Agreement are owned by HUGO BOSS for Licensed Products (as hereinafter defined) and contain either or both the words "HUGO" and/or "BOSS" (hereinafter referred to as the "Trademarks"), for the production, marketing, advertising, promotion, sale and distribution of the Licensed Products (as hereinafter defined) in the License Territory (as hereinafter defined) and in connection therewith, and subject to the terms hereof, to use the reputation and the image of HUGO BOSS and the products of HUGO BOSS. Notwithstanding the foregoing, Licensee shall not have any right to use any trademark containing the word BALDESSARINI. In addition, Hugo Boss hereby grants Licensee the non-exclusive right and license to use the tradename HUGO BOSS as a tradename solely in connection with Licensee performing its obligations and exercising its rights under this Agreement.

       The License includes, besides the exclusive right to use the Trademarks as set forth above, the exclusive right to use the Trademarks in advertising and PR materials, in promotional materials and on the packaging of the Licensed Products, subject to and within the limitations of the other provisions of this Agreement, in particular Art. 10. Trademark use on promotional gifts is only permitted upon obtaining the prior written approval of HUGO BOSS. The

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       License further includes the exclusive right to use the Licensor Designs
       (as defined in section 6.5 hereof) and the right to use designs of the promotional material, and all associated copyrights, trade dress rights, and other design rights.

       "HUGO BOSS group" means all subsidiaries linked to HUGO BOSS AG, Dieselstrasse 12, D-72555 Metzingen, in accordance with ss. 18 of the German Stock Corporation Act ("Aktiengesetz").

       "Licensed Products" means watches, e.g. wristwatches, pocket watches, alarm watches, in each case bearing the Trademarks on labelling, tags and/or on the products themselves.

       "License Territory" means all countries of the world

       "Exclusive" means in this context that during the term of this Agreement, HUGO BOSS will not grant any further licenses for the production, marketing, advertising, promotion, sale and/or distribution in the License Territory of the Licensed Products and moreover will not itself produce and/or distribute any Licensed Products in the License Territory. Notwithstanding the foregoing, HUGO BOSS retains the right to produce and/or distribute Licensed Products bearing the Trademarks to the extent it in good faith deems such use necessary or useful in order to perfect or preserve its rights in the Trademarks and only to the extent that Licensee has refused or failed to provide Hugo Boss with the necessary Licensed Products within a reasonable time after written request made to Licensee by Hugo Boss. All such Licensed Products provided by Licensee to HUGO BOSS shall be under terms of sale that are * consistent with Sec.
       8.3 hereof. Moreover, nothing set forth herein shall limit in any way HUGO BOSS' right to manufacture and/or distribute and/or grant licenses for manufacture and/or distribution of products other than Licensed Products, in particular, men's and women's jewellery of precious metals and alternative materials, e.g. rings, bracelets, chains, cufflinks, earrings, key rings.

1.2 It is the intention of the parties that the Licensee exploits the rights granted hereunder throughout the whole of the License Territory to the extent commercially reasonable. Subject to the terms of this Agreement, it shall be considered commercially reasonable for the Licensee to make use of the license and engage in an active course of distribution and marketing activities in those countries within the License Territory where the HUGO BOSS group has an existing marketing and distribution structure for its core products. However, the parties agree that Licensed Products shall be distributed, marketed and sold - at a minimum - in the following countries: (Europe:) United Kingdom, Germany, France, Spain, Italy, Benelux, Switzerland, Austria,

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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       (Asia:) Japan, Hong Kong, South Korea, Taiwan, PR China, Singapore,
       (Americas:) U.S.A., Canada, Mexico.

       Licensee shall refrain from any activity which could adversely affect in any way the cooperation of the parties under this Agreement and any third party licensee of HUGO BOSS with respect to production, distribution, sales and promotion campaigns or any other activity using or in connection with the Trademarks.

2.     Subcontractors

2.1 The Licensee is entitled to have the Licensed Products manufactured by third parties acting as subcontractors. In any case, manufacturers of the Licensed Product are to be considered as subcontractors according to this regulation. Licensee shall inform HUGO BOSS in a timely manner of new subcontractors at the latest 6 (six month) after production start.

2.2 Licensee warrants to HUGO BOSS that each subcontractor will perform all relevant obligations under this Agreement.

2.3 HUGO BOSS may request for cause, upon written notice to Licensee, at any time that a subcontractor shall discontinue the manufacturing of the License Products. It shall be considered as cause if, based on reasonable grounds which shall be set forth in the written notice delivered to Licensee as provided above, it appears likely that the subcontractor will materially and enduringly imperil the marketing concept of HUGO BOSS e.g. through the production of Licensed Products of inferior quality. The Licensee warrants that its agreements with subcontractors shall provide for immediate termination on the aforementioned grounds.

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3.     HUGO BOSS Team

       LICENSEE shall at all times maintain a separate team of highly experienced and qualified people solely in charge of the development, the marketing and the overall distribution and sale strategy of the Licensed Products.

4.     Payments / Taxes

4.1 The license and marketing fees payable by Licensee to HUGO BOSS are stated in CHF. The payment shall be made to account : *

       or such other account as HUGO BOSS may from time to time designate to Licensee in writing. Any amounts owing to HUGO BOSS which are past due shall bear interest of the applicable Base Rate of the Deutsche Bundesbank plus eight (8) per cent.

4.2 Direct taxes on the license fees and/or advertising contributions in the Federal Republic of Germany will be assumed by HUGO BOSS; Licensee agrees to pay any turnover tax (VAT) and/or withholding tax on the license fees, Marketing Contribution (as defined in Sec. 10.8) and/or Advertising Fees (as defined in Sec. 10.4) imposed on Licensee under the law of Switzerland, any Swiss Canton or any other taxing authority within Switzerland. An amount equal to the withholding taxes paid by Licensee shall be deducted by Licensee from the License Fees payable under Article 5 and/or from the Marketing Contribution or Advertising Fees payable under Article 10. Licensee shall, in due time, furnish HUGO BOSS with all certificates or other administrative documents issued by the Swiss taxing authority on the withholding taxes paid.

5.     License Fees

5.1 As compensation for the rights and opportunities for use provided in this Agreement, Licensee shall pay to HUGO BOSS a license fee in the amount of
       * of the sum of the Net Sales. Net Sales shall designate the sales of Licensed Products made and invoiced by Licensee or by any entity controlled by, under common control with, or controlling Licensee ("Licensee Affiliate") to an unrelated third party (e.g. customer or distributor) after the deduction of:

              -      Sales or value added taxes;

              -      Customs duties and insurance costs;

              -      Packing and freight charges;

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24-b2 OF THE 1934 ACT.

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              -      Returns that Licensee actually authorizes and receives, not exceeding * total sales of Licensed Products in such year; and

              - Rebates and other allowances, defined as credits to a customer after delivery that Licensee actually grants in writing to the extent auditable, expressly excluding credits for warranty related or delivery or quality issues, and further excluding any credits included within the Marketing Contribution (as defined in Sec. 10.8) and not exceeding in any year * total sales of Licensed Products in such year, provided that each such item is indicated separately and appears clearly separate from the product price, or, in the case of returns and allowances, is appropriately documented. Subject to Sec. 5.3 and subsequent adjustment for returns and allowances, the due date of the license fees is Licensee's invoicing date to third parties.

       Notwithstanding anything contained herein to the contrary, Licensee shall not be obliged to pay any License Fees for Net Sales made and invoiced during the calendar year 2005 in connection with Prior Products (as defined in section 17.1).

5.2 Licensee shall have no obligation to pay any minimum license fee for the year 2005. Beginning in calendar year 2006 and through the calendar year 2010, Licensee shall pay to HUGO BOSS a minimum annual license fee each year equal to * Net Sales for such year under the Business Plan (as defined in Sec. 11).

       (a) Beginning in calendar year 2011, Licensee shall pay HUGO BOSS an annual minimum license fee equal to *

       Notwithstanding the foregoing, in the event that the entity owning either the * brand acquires fifty percent (50%) or more of the voting rights of Licensee or of any entity controlling Licensee, then the minimum annual license fee each year shall be * Net Sales for such year as set forth in the Business Plan, beginning with the calendar year in which such change of ownership has taken place.

5.3 No later than 30 days after the last day of each calendar quarter (April 30, July 30, October 30 and January 30, respectively, or if such date shall fall on a

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

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       weekend or holiday, the following business day), Licensee shall submit to
       Hugo Boss a written statement setting forth the license fee and Advertising Fee (as defined in section 10.4) due for the immediately preceding calendar quarter, giving a count by country of total Licensed Products sold per stock keeping unit ("SKU") and the applicable Net
       Sales. Licensee shall remit to HUGO BOSS with each such statement the aggregate license fee and Advertising Fee due for the calendar quarter then ended.

       After the fourth quarter each year, Licensee shall determine the minimum license fee and the minimum Advertising Fee due for such year and, where necessary, the difference between such minimum fees and the license fees and Advertising Fees paid for such year.

       In the event the payments made were less than the minimums due for any such year, Licensee shall transmit the difference at the latest with the payment of the License fee due for the fourth quarter. In the event the payments made were more than minimums due for any such year, Licensee can deduct the overpaid differences from the license fee and Advertising Fee due in the following quarter.

5.4 The Licensee shall keep complete and accurate records of sales subject to license fees, maintain and preserve the underlying documents for at least five years following the termination of this Agreement and permit a representative or authorised agent of Hugo Boss to examine such records, copy them, and audit the corresponding accounting entries in Licensee's books during the latter's business hours on at least three business days' notice. Notwithstanding the immediate due date and accrual of interest on overdue license fees, Licensee shall bear the costs of the audit, but only if the license fees paid by the Licensee with respect to any audited time period are three or more percent lower than those determined by the audit. Hugo Boss shall ensure that all its representatives examining Licensee's records are aware of and abide by the confidentiality obligations as set forth in Article 14 hereof.

6.     Product Development, Product Design

6.1 To ensure the uniformity of quality and image in all products sold by HUGO BOSS and its licensees and bearing HUGO BOSS trademarks, the principal design guidelines and general structure of the collection shall be provided by HUGO BOSS to Licensee for development of the Licensed Products. Licensee agrees to observe and comply with all such guidelines and briefings and acknowledges HUGO BOSS' high quality standards and reputation in high end fashion products. Hugo Boss will notify Licensee in due time when such guidelines will be materially modified.

6.2    Licensee shall provide all its design proposals in the following process:

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       (i)    Licensee shall present to HUGO BOSS design drawings. After approval according to this subsection 6.2,

       (ii) Licensee shall present to HUGO BOSS prototypes. After approval according this subsection 6.2,

       (iii) Licensee shall present to HUGO BOSS pre-production samples for approval. Licensee warrants that production conforms to the approved pre-production samples.

       HUGO BOSS shall, with respect to each submission made by Licensee for approval, notify Licensee in writing without undue delay, and in any event within ten (10) business days, as to whether it approves the submission. Unless Hugo Boss disapproves any submission with the specified time period, it will be deemed approved. In the event Hugo Boss disapproves any submission, it will furnish Licensee with the reasons for such disapproval together with notice thereof.

6.3 Following Licensee's receipt of HUGO BOSS' written approval of any prototype, Licensee shall provide HUGO BOSS with samples of the Licensed Products from the first production run using the approved designs for the purpose of obtaining HUGO BOSS' written approval of said samples. Each party shall receive and maintain an approved production run sample of every approved model for purposes of documentation of said approval and quality control of the Licensed Products pursuant to Sec. 7. The costs of creation and supply of the samples shall be borne by Licensee.

6.4 The parties acknowledge and agree that it is essential to the image and reputation of HUGO BOSS to regularly adjust the range of designs of the Licensed Products (like those of HUGO BOSS and its other licensees) to meet new demands and fashion trends. The intervals of the renewal and expansion of product designs will be mutually determined by the parties acting in good faith.

6.5 Licensee agrees that HUGO BOSS shall become and remain the sole owner of any design that it approves hereunder which is not in the public domain and which previously was not used by Licensee on products other than the Licensed Products, including usage of special materials, creation of special colour effects and shapes, to the extent the respective Licensed Products are actually offered for sale in any jurisdiction ("Licensor Designs"). Hugo Boss shall protect all Licensor Designs, where appropriate, in accordance with Sec. 13. of this Agreement. In addition, HUGO BOSS remains the sole owner of any design for the Licensed Products which was developed by HUGO BOSS. Licensee shall remain the owner of designs proposed to HUGO BOSS but not used on any Licensed Products sold to third parties.

6.6 Licensee shall provide HUGO BOSS, on its own costs, with one sample of each launched Licensed Product.

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7.     Quality

7.1 Licensed Products produced by Licensee for sale shall conform to the samples from the first production of such Licensed Products approved by HUGO BOSS pursuant to Section 6.3. Licensee shall adhere to the standards of quality (including, without limitation, materials, design and workmanship) set forth in Appendix 3 (as such standards may be updated and expanded by mutual agreement between the Parties from time to time) and safeguard the quality of Licensed Products by means of quality-control measures approved by HUGO BOSS. In doing so, Licensee acknowledges HUGO BOSS' high quality standards and reputation in high end fashion products.

7.2 All modifications with respect to materials, design and workmanship in a series under production require the prior written approval of HUGO BOSS.

7.3 HUGO BOSS may at any time, upon giving reasonable prior notice, carry out quality and manufacturing control inspections at the premises of Licensee, or wherever the Licensed Products are being manufactured, or it may have such inspections performed by third persons. Licensee agrees to permit such examinations, also with respect to subcontractors, during normal business hours and facilitate said inspections.

7.4 In the event that any Licensed Products produced or in production do not conform to the required specifications, HUGO BOSS shall give notice of such nonconformity to Licensee and, in HUGO BOSS' sole discretion, determine whether the affected Licensed Products may be sold. In the event Licensee shall become aware of any such nonconformity, it shall immediately notify HUGO BOSS thereof prior to the distribution of the affected Licensed Products, so that HUGO BOSS can make appropriate decisions as to conforming such products to the applicable quality standards that shall be binding upon the Licensee. In any case in which either party has notified the other of any such quality problem, no affected Licensed Products shall be distributed until HUGO BOSS has approved and monitored the necessary modifications to said products or otherwise indicated in writing that the products are acceptable. If it is not reasonably practicable to conform the affected Licensed Products to the applicable quality standards, Licensee shall have the right to sell such Licensed Products but only after removing any identifying brand names and only through its outlet stores or through approved clearance channels; alternatively the affected Licensed Products will be destroyed under the supervision of HUGO BOSS and the costs thereof borne by Licensee.

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8.     Distribution

8.1 Licensee shall be responsible for the distribution of the Licensed Products throughout the License Territory. The parties agree that the Licensed Products will be offered, sold and distributed by Licensee directly and/or through Licensee's distributors exclusively through distribution channels: which suit the image of the Trademarks and the marketing policies of HUGO BOSS including the following:

       -      specialised retail dealers;

       -      high-end department stores, provided they are HUGO BOSS clients;

       -      BOSS HUGO BOSS Shops, HUGO HUGO BOSS Shops, and HUGO BOSS stores;

       -      Duty-Free stores;

       -      Licensee's own outlet stores;

       - After prior written approval by HUGO BOSS, which shall not be unreasonably withheld: Other clearance channels up to * annual Net Sales. In case where said percentage of Net Sales exceeds * , Licensee needs the express and written approval by HUGO BOSS for such distribution on a case-by-case basis, such approval not to be unreasonably withheld.

       - After prior written approval by HUGO BOSS: catalogues, premium, incentive, and military accounts.

       Within the framework of the Business Plan and subject to this section 8.1, Licensee shall suggest, and the Parties shall agree on individual distribution channels (importers, retail dealers, "points of sale") for the Licensed Products.

8.2 Licensee shall enter into separate distribution agreements with its distributors. No rights or duties shall be derived for HUGO BOSS from the resulting direct contract relationship between Licensee and its distributors. However, Licensee guarantees that the agreements between Licensee and its distributors will terminate if the agreement between HUGO BOSS and Licensee terminates for any reason whatsoever.

       Licensee will terminate its contract with any distributor in the event that any such distributor violates a material term of such contract which reasonably is expected to adversely affect the reputation, image, style and marketing strategy of HUGO BOSS (e.g., no diversion of Licensed Products, adherence to advertising protocol, selling only to approved accounts), and such violation has not been remedied within fifteen (15) calendar days. Licensee warrants that such a remedy and termination clause will be provided for in the respective agreements.

8.3 At the request of HUGO BOSS, Licensee will sell the Licensed Products to HUGO BOSS itself, to organisations within HUGO BOSS' distribution network for further distribution to its local customers (e.g. franchising stores, BOSS HUGO

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

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       BOSS Shops in Shops, etc.) or directly to said local customers. Such sales shall be under terms of sale that are * .

8.4 Licensee shall entrust the distribution of the Licensed Products as follows:

              Nominated sales personnel shall attend mainly to the distribution of the Licensed Products. This personnel will not distribute or be otherwise involved in handling any products competing with the Licensed Products, i.e. with high-end designer brands, without the prior written approval of HUGO BOSS. The distribution system, as well as the countries included within Licensee's key market plan and Licensee's organizational structure with respect to the License Products, are set forth in the Business Plan.

       Licensee will select its sales personnel in accordance with and inform its sales personnel of the product philosophy of the Licensed Products as communicated by HUGO BOSS. Upon request by HUGO BOSS, Licensee shall cause its employees who are entrusted with the distribution of the Licensed Products to be trained regularly by HUGO BOSS or by persons or companies instructed by HUGO BOSS. Licensee will require each such employee to abide by such product philosophy.

8.5 Licensee acknowledges that to preserve the goodwill associated with the Trademarks, License Products should be sold at prices and terms reflecting the prestigious nature of the Trademarks, and the reputation of the Trademarks as appearing on goods of high quality and reasonable price, it being understood, however, that Hugo Boss is not empowered and may not fix or regulate the prices for which the Licensed Products are to be sold, either at the wholesale or the retail level.

8.6 Licensee shall not materially breach the applicable terms and dates of delivery and shall in a timely and complete manner inform HUGO BOSS of any material problems which arise in connection therewith, particularly delivery delays.

8.7 Licensee shall handle all customer inquiries and complaints relating to the Licensed Products in a manner consistent with the manner in which it handles customer inquiries and complaints relating to watches it sells at comparable prices under other brand names. Licensee shall provide substantially the same service, warranties, repair and replacement rights to wholesale purchasers and consumers of the Licensed Products as it provides to purchasers of such other watches. Licensee shall be solely responsible for all costs associated with the handling of such inquiries and complaints and the provision of such service.

       The After Sales Service is subject to the quality requirements as stated in Section 7 of this Agreement and may be controlled by HUGO BOSS in accordance with the same conditions.

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

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9.     Launch Dates

       The parties shall agree on an annual general launch schedule, and on further seasonal launch schedules based on said annual launch schedule.

10.    Marketing, Advertising and Promotional Measures

10.1 With regard to the general HUGO BOSS marketing activities, HUGO BOSS alone is in charge of all activities including all marketing, advertising (e.g. newspapers, magazines, billboards, TV, radio, internet sites) and promotional as well as sport and art sponsoring activities.

10.2 Within the framework of the Business Plan (Sec. 11), marketing, advertising and promotional activities in connection with the Licensed Products shall be agreed upon with the Licensee. The parties shall inform each other regularly about the implementation of this Business Plan.

10.3 With respect to the Licensed Products, subject to section 10.4, HUGO BOSS is in charge of conception and design of all advertising activities (e.g. concepts, layouts and shootings for print and billboard campaigns; concepts, layouts and production for TV or radio spots; concepts, layouts and set ups of internet sites; all media bookings and spending).

10.4 To contribute to the costs for the above-mentioned activities of HUGO BOSS, Licensee shall pay to HUGO BOSS an amount each year equal to the greater of * target Net Sales for such year set forth in the Business Plan ("Advertising Fee"). Notwithstanding the foregoing, in the event that the entity owning either the * brand acquires fifty percent (50%) or more of the voting rights of Licensee or of any entity controlling Licensee, then the Advertising fee each year shall be * target Net Sales for such year as set forth in the Business Plan.

       The Advertising Fee shall be paid in accordance with the provisions in Sec. 4 and 5. HUGO BOSS shall use this fee for the costs of production and placement in print and electronic media of advertising for Licensed Products only. HUGO BOSS and Licensee shall, every six (6) months, agree in which countries such media budget shall be spent; provided, however, that for the U.S.A. only, such media budget shall be withheld and spent by Licensee as it shall reasonably determine after approval of HUGO BOSS. While in principle, HUGO BOSS shall endeavour to spend the entire Advertising Fee paid by Licensee in respect of each year, and Licensee shall endeavour to spend the portion thereof withheld for the U.S.A., prior to the end of such year, the parties recognize that this

* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

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                                       13

       will not always be practical or possible and therefore they agree that any deficiency will be spent in the immediately following year.

10.5 Licensee shall be responsible for conception and design of point-of-sale activities with regard to the Licensed Products, i.e. catalogues for retailers and/or sales representatives, special events, co-operative advertising with the retailer and product displays. However, all advertising materials and promotional activities require the prior written approval of HUGO BOSS.

10.6 Moreover, Licensee shall carry out all point-of-sale activities such as production and distribution of stand-ups, window cards, catalogues and other promotional material, production and distribution of product displays, special events, co-operative advertising with retailers. Licensee shall also be responsible for trade fairs, product placements, media bookings and spending of advertising targeted to retailers.

10.7 Licensee shall be responsible for public relations activities with regard to the Licensed Products, i.e. texts, shootings, placement in end-consumer press and trade press throughout the License Territory. However, all public relations activities require the prior written approval of HUGO BOSS.

10.8 All those activities mentioned in Sec. 10.5, Sec. 10.6 and Sec. 10.7 shall be elaborated in close co-operation with HUGO BOSS or persons/companies appointed by HUGO BOSS (for example PR Agencies in charge for HUGO BOSS) and are subject to the prior approval of HUGO BOSS. Licensee shall bear responsibility for all costs for the activities referred to in Sec. 10.5, Sec. 10.6 and Sec. 10.7. For those activities Licensee shall spend or cause its distributors to spend at least * of the "Net Sales" throughout the term of this agreement ("Marketing Contribution"). The Marketing Contribution may be revised from time to time by mutual consent.

       Notwithstanding the foregoing, in the event that the entity owning either the * brand acquires fifty percent (50%) or more of the voting rights of Licensee or of any entity controlling Licensee, then the Marketing contribution each year shall be * of target Net Sales for such year as set forth in the Business Plan.

10.9 Costs incurred by Licensee in connection with customer accommodation or after-sales service, customer gifts or invitations, dealers' meetings and training of marketing and sales personnel are not included in the activities stated in clauses 10.6 and 10.7 and shall be borne solely by Licensee.

10.10 Any and all public statements, publications and information given to third parties concerning this Agreement or the relationship between Licensee and HUGO BOSS generally must be previously agreed upon by the parties, except where such statements are required by law or government act. However, the

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

       parties shall inform each other of such statements required by law or government act. Normal company information of Licensee and HUGO BOSS that does not contain any statements regarding the contents of this Agreement or its relationship with HUGO BOSS is exempted from this provision.

10.11 Licensee is not permitted to use the Trademarks as a part of its firm name or as part of the firm name of a company affiliated or otherwise associated with it. The use of the Trademarks by Licensee on letterhead, forms, business cards, etc. requires the prior written approval of HUGO BOSS.

10.12 The parties will consult at least semi-annually to review the level of actual expenditures for (i) the production and placement of advertising for the Licensed Products in print and electronic media and (ii) the activities set forth in Sections 10.5, 10.6 and 10.7, relative to sales growth, including consideration of whether certain increases in such expenditures are appropriate. If the parties disagree as to whether certain increases are appropriate, a top management meeting of the parties can be called by either party and the parties will use their best efforts to resolve such disagreement.

11.    Business Plan

11.1 The parties have agreed upon a Business Plan for the term of this Agreement, as set forth in Appendix 5 (the "Business Plan"). This Business Plan determines:

       - the sales targets (volume and value), specified by products and regions

       -      the sequence of collection development

       -      the distribution structure and distribution manpower investments

       -      the marketing, advertising and promotional investments

       -      the marketing and design manpower investments

       - the utilisation of marketing, advertising and promotional investments

       -      the size of collections and suggested retail price points

       -      the launch schedule

       etc. with regard to the business development of the Licensed Products for the complete term of this Agreement. Licensee shall, once a year, develop a forward rolling action plan covering the pursuant three (3) years, containing among other things, sales, turnover, number of customers per country and other data contained in the Business Plan. HUGO BOSS and Licensee shall agree on the action plan in a joint annual meeting. If the Parties cannot agree on the three-year action plan, a top management meeting of the parties can be called by either party and both parties will use their best efforts to solve the issue.

11.2 On request by HUGO BOSS, Licensee shall inform HUGO BOSS in writing of actions taken and confirm compliance with the individual steps of the three-year action plan and the implementation of the planned activities.

12.    Information, Co-ordination and Co-operation

12.1 Licensee shall inform HUGO BOSS in a timely manner, if it terminates the collaboration with a distributor.

12.2 HUGO BOSS and the Licensee shall each designate a person at their respective companies to be in charge of the development, design and marketing of the Licensed Products.

12.3 In co-ordination with Licensee, HUGO BOSS has defined all reporting data relevant to HUGO BOSS' quality control of the manufacture, distribution and sale of Licensed Products (Appendix 5) and shall specify the frequency with which such data is to be made available. This data must be electronically processed and made available to HUGO BOSS via data transmission in a complete and timely manner. The Parties shall jointly decide on changes to the reporting data format.

12.4 HUGO BOSS may specify and furnish the data processing interfaces necessary for a smooth exchange of data in accordance with Licensee; provided that, in any event, it shall be sufficient if Licensee furnishes the required reporting data to Hugo Boss via email.

12.5 The parties will endeavour to keep each other fully informed on a timely basis of all issues that reasonably could be expected to have a material impact on the production, marketing, advertising, promotion, sale or distribution of the Licensed Products and Licensee shall furnish HUGO BOSS with such reports in respect thereof as HUGO BOSS may reasonably request from time to time.

12.6 Licensee acknowledges HUGO BOSS's intent to license the Trademarks for jewellery, as provided in Sec. 1.1 and Licensee will reasonably cooperate with any such jewellery licensee.

13.    Trademarks, Internet Domains and other Intellectual Property Rights

13.1 During the term of this Agreement, Licensee shall be entitled to use the Trademarks only as provided herein in connection with the Licensed Products, subject to the terms hereof, and for no other purpose. Upon termination of this Agreement for any reason, Licensee shall immediately discontinue all use of the Trademarks, except as otherwise provided herein or as otherwise agreed in writing by HUGO BOSS, and thereafter will not, either directly or indirectly, use any other name, title, expression, design or packaging so nearly resembling the Trademarks as would be likely to lead to any confusion or uncertainty or to deceive the public.

13.2 Licensee agrees that, to the extent such guidelines are not inconsistent with any of the provisions of this Agreement, it will fully comply with any and all guidelines notified to Licensee by HUGO BOSS regarding the utilisation of the Trademarks on or in connection with the distribution and sale of Licensed Products, including, without limitation, any corporate Identity Policies of HUGO BOSS on the use of the Trademarks.

13.3 The Trademarks and the Licensor Designs, whether or not registered by HUGO BOSS, are the sole property of HUGO BOSS. HUGO BOSS warrants that is has the full and exclusive right, power and authority to grant this exclusive license for the Trademarks and the Licensor Designs to Licensee and that neither this Agreement nor the grant of such license conflicts with or will result in a breach of the terms, conditions, provisions, representations, warranties or covenants contained in any other agreement to which Hugo Boss, or any of the Hugo Boss Group Companies, is a party, including, the Previous License Agreements (as defined in section 17.1). Licensee recognises the exclusive rights of HUGO BOSS with respect to the Trademarks and acknowledges that all rights of use of the Trademarks on or in connection with the Licensed Products by Licensee inure solely to the benefit of HUGO BOSS. The parties agree that any and all rights to the Trademarks that may arise from their use by the Licensee shall vest solely in HUGO BOSS. Licensee agrees that it shall take no action that might impair in any way HUGO BOSS' rights with respect to the Trademarks, including, without limitation, registering the Trademarks in its own name, or might damage HUGO BOSS' license relationships with third parties with respect to manufacture, distribution or otherwise.

       Licensee is aware that all Internet Domains relating to the trademarks are the sole property of HUGO BOSS AG, Dieselstrasse 12, D-72555 Metzingen, Germany, and recognises the exclusive rights of HUGO BOSS AG of such Internet Domains. The parties agree that the provisions of this subsection 13.3. also apply, mutatis mutandis, to said Internet Domains. Licensee is further aware that HUGO BOSS is entitled to use such Internet Domains.

13.3.1 HUGO BOSS shall have the sole responsibility between the parties to maintain the Trademarks and the Licensor Designs, in particular, to pay all pertaining prolongation fees, initiate and conduct opposition proceedings against similar trademark or design applications, in any applicable country of the License Territory. HUGO BOSS shall do so on its own costs. Licensee agrees to provide any and all information to HUGO BOSS which may reasonably be required in such actions, e.g. invoices to prove use of any given Trademark. Licensee shall give immediate notice to HUGO BOSS of any application or registration of a sign, trade name, trademark, or product packaging or product design which comes to Licensee's attention and which appears to violate any of HUGO BOSS' rights with respect to the Trademarks or any packaging or product design.

13.3.2 Subject to this Sec. 13.3.2, HUGO BOSS shall further have the sole right as between the parties to defend the rights to the Trademarks and any other rights of HUGO BOSS in any applicable country of the License Territory against third party infringements of the Trademarks, e.g. counterfeits, use of the Trademarks, HUGO BOSS product or packaging design without authorization of HUGO BOSS, or of brand names or product or packaging design by third parties confusingly similar to the Licensed Products. Licensee agrees to provide any and all information to HUGO BOSS which may reasonably be required in such actions which HUGO BOSS in its sole discretion may initiate. In particular, but without limitation, Licensee shall provide prompt notice to HUGO BOSS of products which come to Licensee's attention and which infringe upon HUGO BOSS' rights, providing the names and addresses of the manufacturer, the supplier or seller, as the case may be, together with bills, receipts and other records, if any. Notwithstanding the foregoing, with respect only to products which are counterfeits of the Licensed Products, the parties will consult to determine appropriate action. If, following such consultation, the parties agree to bring any claim, complaint, proceeding or other action, then HUGO BOSS shall bring the claim, complaint, proceeding or other action in its name and the parties shall equally share all costs and all monetary recoveries, if any, including without limitation, judgments, settlements and any other awards, in connection therewith and the parties will reasonably co-operate in good faith with respect to each such action brought. If, following such consultation, only one party desires to pursue action, then such party shall have the right to pursue such action in its own name at its sole cost and shall be exclusively entitled to any and all damages and other amounts recovered or awarded in connection with any such action and the other party shall reasonably cooperate with the party pursuing such action at the latter's expense; provided however that notwithstanding the foregoing, in no event shall Licensee have the right to pursue any such action without the prior written consent of HUGO BOSS which HUGO BOSS shall not unreasonably withhold. Licensee shall give prompt notice to HUGO BOSS of any use of a sign, trade name, trademark, or product packaging or product design which comes to Licensee's attention and which appears to be an infringement upon or to violate any of HUGO BOSS' rights with respect to the Trademarks or any packaging or product design. Nothing set forth herein shall be construed as requiring HUGO BOSS to prosecute any infringements if in its own discretion it decides not to do so.

13.3.3 HUGO BOSS shall continue to take all reasonable and necessary actions to obtain trademark registrations in those countries of the License Territory, where such registrations for the Trademarks have been applied for but are not yet issued, as identified in Appendices 1 and 2 to this Agreement. In addition,in the event that HUGO BOSS determines that it is necessary to do so, HUGO BOSS shall take all reasonable and necessary actions to obtain additional registrations for the Trademarks in those countries identified in Appendix 1 where such registrations have not yet been applied for. However, HUGO BOSS is not liable for ensuring the successful registration of the Trademarks in these countries. HUGO BOSS shall keep Licensee informed as to the legal status of the Trademarks. HUGO BOSS shall not be liable for ensuring that the Trademarks are utilised in a manner which maintains their protection.

       Upon request by Licensee, HUGO BOSS shall take all reasonable and necessary actions to obtain trademark registrations of the Trademarks in other countries of the License Territory not named in Appendix 1 to this Agreement, provided that HUGO BOSS, accepts no liability for failure to successfully register such Trademarks in such countries.

       In the event that trademark registrations for the Trademarks cannot be obtained in a country where, according to this section 13.3.3, Hugo Boss is to seek such registrations, and such country is specifically mentioned in the Business Plan and the failure to obtain any such registrations has a material adverse affect on Licensee's ability to sell Licensed Products in such country, the Business Plan shall be adjusted proportionately to reflect the elimination of such country.

13.3.4 Licensee shall use its best efforts to assist and otherwise co-operate with HUGO BOSS in applying for and maintaining the registration and protection of the Trademarks, such efforts to include without limitation, executing any registered user or other agreement or document as may be appropriate, through the making of necessary declarations, delivery of necessary documents and by providing useful or appropriate information. HUGO BOSS shall reimburse Licensee for its out-of-pocket costs incurred therefore.

       Licensee shall supply to HUGO BOSS upon its reasonable request copies of invoices and other records of sales for each country where necessary or useful to establish proof of Trademark use in such countries on the Licensed Products. For this purpose, Licensee shall also regularly inform HUGO BOSS of the countries in which deliveries of the Licensed Products are expected in the then current year.

13.3.5 Licensee agrees that it will be listed as "Registered User" of the Trademarks for the Licensed Products to the extent possible and/or required under relevant local law. HUGO BOSS will reimburse Licensee for its costs incurred therefore.

13.3.6 Licensee agrees: (a) to use the Trademarks exclusively in the design format indicated by HUGO BOSS, and, to the extent not contrary to any of the provisions hereof, in conformity with the "Corporate Identity Policy" of HUGO BOSS, (b) to designate them with the markings prescribed by HUGO BOSS (such as "(R)" or "Marca registrada," "HUGO BOSS is the registered trademark of HUGO BOSS AG" or the like); provided that no such designation shall be required on the Licensed Products themselves, and (c) to the extent not contrary to any of the provisions hereof, to observe any and all other restrictions and conditions reasonably notified by HUGO BOSS to Licensee, including those which may arise from agreements between HUGO BOSS and any third party.

       Licensee shall not itself use the Trademarks in connection with sub-brands or accompanying brands of Licensee or otherwise in any way not explicitly permitted by this Agreement or HUGO BOSS. In particular, and without limiting the foregoing, designations such as "BOSS HUGO BOSS by
       ........." are prohibited. All references to the manufacturer and/or
       Licensee require the prior written approval of HUGO BOSS. Notwithstanding the foregoing, Licensee shall not be prohibited from using model names for individual collections of Licensed Products or from applying for trademark registrations for such model names, provided that Licensee shall be solely responsible for all costs associated therewith.

13.4 The parties acknowledge and agree that, as provided in section 6.5, HUGO BOSS is the owner of all rights to the Licensor Designs and of the designs of the promotional material. HUGO BOSS grants the Licensee for the duration of this Agreement the right of use of these designs for the purpose of this Agreement in the License Territory. Furthermore, except as otherwise provided in Article 18, the Licensee undertakes to no longer use the above-mentioned designs and promotional material after termination of this Agreement.

       Notwithstanding and without limiting the foregoing, Licensee shall provide to HUGO BOSS any and all instruments or documents necessary or useful to confirm HUGO BOSS' ownership of such copyright and design rights, including, without limitation, any assignments of rights that HUGO BOSS may reasonably request.

13.4.1 HUGO BOSS shall own all inventions made by Licensee or its employees, whether or not patentable, which are based in whole or in part on Confidential Information from HUGO BOSS as hereinafter defined in Sec.
       14. Licensee shall promptly notify HUGO BOSS of the making of each such invention and shall co-operate in securing to HUGO BOSS the benefits of each such invention throughout the world by executing assignments, patent applications and similar documents necessary for HUGO BOSS to perfect rights in the invention; provided that Hugo Boss reimburses Licensee all amounts incurred by Licensee in assigning such rights to Hugo Boss, including, without limitation, any and all amounts Licensee may be required to pay by law to the inventing employee.

13.5 Any and all intellectual property rights in display and sales promotional materials related to the Licensed Products shall be the property of HUGO BOSS. Licensee shall co-operate in securing to HUGO BOSS the benefits of any such rights throughout the world by executing assignments and similar documents necessary for HUGO BOSS to perfect its rights in such matters.

13.6   The provisions contained in this Section 13. shall not affect Sec. 18.

14.    Confidentiality

       The Parties agree to use all Confidential Information (as hereinafter defined) of the other party provided to it or obtained by it pursuant to this Agreement only in its capacity as contracting party to this Agreement and as contemplated in this Agreement. "Confidential Information" shall mean any and all technical data, knowledge or information, trade secrets or advice relating to the design development, manufacture, assembly, use, sale, and customer servicing of the Licensed Products and any and all information concerning the business of the other party. Either party acknowledges the other party's sole rights in the Confidential Information. Either party shall ensure that, without the prior written approval of the other party, no Confidential Information shall be used for any purpose other than as set forth herein or copied or disclosed to any third party during the term of this Agreement or after its termination.

       This confidentiality provision does not apply to information

       (i) which was or comes into the public domain through no fault of the receiving party, or

       (ii) which was obtained from a third party legally entitled to use and disclose such information, or

       (iii)  the disclosure of which is required by law, or

       (iv) which was already in possession of the receiving Party before closing this Agreement and not otherwise subject to any confidentiality obligation as between the parties.

       Upon termination of this Agreement, either party shall either return to the other party, or at the request of the other party, destroy all Confidential Information in its possession.

15.    Other Products

15.1   Licensee will not manufacture or distribute watches under the brand names
       * ; provided that, nothing contained herein shall prohibit Licensee from acquiring any third party distributing either or both of those watch brands so long as such distribution ceases within twelve (12) months after the date of such acquisition.

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PUSUANT TO RULE 24b-2 OF THE 1934 ACT.

16.    Liability Issues

16.1 Licensee shall be responsible for any and all defects in the Licensed Products and in no event shall HUGO BOSS be liable for any direct, indirect, special, incidental or consequential damages or any lost revenues or profits or any other damages arising with respect to the Licensed Products, whether based in contract, tort, breach of express or implied warranty, including without limitation, negligence or product liability.

16.2 If either party becomes aware of any law, or other rule, regulation or order having the force of law issued by any duly constituted authority having appropriate jurisdiction, in any country included within the Business Plan that would have the effect of making it impractical to sell or to continue selling Licensed Products in or into such country, the parties shall consult in good faith and attempt to agree on an appropriate adjustment to the Business Plan, including, without limitation, a proportionate reduction in target Net Sales.

16.3 Hugo Boss will indemnify, defend and hold harmless Licensee, each Licensee Affiliate, and their respective officers, directors, agents, employees, shareholders, legal representatives, successors, affiliates and assigns, from and against any and all claims, actions, suits, liabilities, damages and expenses (including reasonable attorneys' fees, costs and expenses) which Licensee or any Licensee Affiliate may incur or be obligated to pay in any action or claim (i) for infringement of any other person's claimed right to use a trademark or other intellectual property right (except claimed rights relating to the designs of the Licensed Products or to any intellectual property used by Licensee and not granted by HUGO BOSS hereunder) in the Territory, including such infringements as may be contained in any advertising placed by Hugo Boss, where such action or claim results from Licensee's proper use of the Trademarks or other rights (except rights related to the Licensor Designs) granted hereunder in the Territory, in accordance with the terms of this Agreement, or (ii) arising out of or in connection with the Previous License Agreements (as defined in section 17.1) or the termination of either or both of the Previous License Agreements, or the distribution, sale, marketing or advertising of the Prior Product (as defined in section 17.1). Licensee will give Hugo Boss timely written notice of any such claim or action, and thereupon Hugo Boss will undertake and conduct the defense of any suit so brought. HUGO BOSS further agrees that the provisions contained in this Section shall survive the termination or expiration of this Agreement.

16.4 Licensee agrees to indemnify, defend and save harmless HUGO BOSS and its officers, directors, agents, employees, shareholders, legal representatives, successors, affiliates and assigns, and each of them, from any and all claims, actions and suits and from and against any and all liabilities, judgements, losses, damages, costs, charges, reasonable attorneys' fees and other expenses of every nature and character incurred in any action between HUGO BOSS and any third party, relating to Licensee's business and/or with respect to the

       Licensed Products (including, without limitation, any breach by Licensee of this Agreement). Licensee further agrees that the provisions contained in this Section shall survive the termination or expiration of this Agreement. Licensee will maintain at all times during the term of the Agreement and for 5 (five) years thereafter and provide evidence thereof to HUGO BOSS from time to time upon its request, product liability insurance of a kind and in an amount reasonably satisfactory to HUGO BOSS naming HUGO BOSS as beneficiary as its interests shall appear.

17.    Transition from preceding agreement on Licensed Products

17.1 Licensee is aware that prior to the date of this Agreement, HUGO BOSS granted a license to use the Trademarks in connection with Licensed Products to Tempus Concept S.A. ("Tempus") and, following the bankruptcy of Tempus to Roventa-Henex S.A. ("Roventa") (the "Previous License Agreements"). Hugo Boss represents and warrants that the Previous License Agreement with Tempus has been properly terminated, and that neither Tempus, nor any party claiming under Tempus, nor any other third party, has any right and, after termination of the Previous License Agreement with Roventa, neither Roventa nor any party claiming under Roventa will have any right, to use the Trademarks in connection with the Licensed Products; except that Roventa has existing inventory of finished watches bearing the Trademarks ("Prior Product") which it has the right to sell. HUGO BOSS will use best efforts to terminate the Previous License Agreement with Roventa on or prior to March 15, 2005.

17.2 Hugo Boss shall purchase all Prior Product from Roventa as soon as practicable . Promptly after purchasing the Prior Product, Hugo Boss shall send Licensee a list describing all such Prior Product, giving quantities and identifying all such Prior Product by model number, and otherwise containing such additional information as Licensee may reasonably request. Licensee shall have the right to examine all such Prior Product upon prior notice to Hugo Boss at a mutually convenient time. Within thirty (30) days after receipt of the above described list, Licensee shall identify which styles and quantities of such products it elects to purchase from HUGO BOSS; provided, that in any event Licensee shall purchase those styles listed on Appendix 6 annexed hereto. Of those styles listed in Appendix 6, Licensee shall purchase at least such of the Prior Product as it reasonably deems necessary for establishing an initial inventory of Licensed Products and for purposes of performing its obligations under this Agreement for calendar year 2005 and in any event up to * based on average monthly sales for the prior two (2) years. Hugo Boss shall sell such Prior Product to Licensee at the price Hugo Boss paid to purchase such products, and, together therewith, shall use best efforts to provide Licensee with a corresponding number of boxes, warranty cards and operating manuals. Hugo Boss shall have the right to sell any Prior Products not purchased by Licensee until, but in no event after, June 30, 2006. All Prior Product remaining in Hugo Boss's possession after June

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PUSUANT TO RULE 24b-2 OF THE 1934 ACT.

       30, 2006 either will be destroyed (in which event Hugo Boss will furnish to Licensee appropriate evidence of such destruction as Licensee may request) or will be sold by HUGO BOSS through its outlet stores.

17.3 Subject to the other provisions contained herein, the parties shall reasonably co-operate to manage all issues, including, without limitation, all communications issues, arising out of the termination of the Previous License Agreements, with the aim to appropriately and expeditiously dispose of the Prior Product while maintaining and developing the reputation and distribution of the Licensed Products.

18.    Contract Term and Termination

18.1 This Agreement enters into force on March 21, 2005, and shall continue in effect until December 31, 2013, unless sooner terminated as herein provided; except that if Licensee pays to HUGO BOSS license fees which are based on Net Sales * for the year 2011, the Agreement will be automatically extended for an additional period of five (5) years through December 31, 2018, unless either party gives notice of non-extension at any time during the period from March 1, 2012, to April 30, 2012. In case Licensee pays to HUGO BOSS license fees based on Net Sales * for the year 2011, not later than 18 months before the final expiration of the Agreement the contracting parties shall enter into negotiations for the extension of the Agreement.

18.2 Either contracting party may terminate the Agreement if for two successive calendar years (beginning after calendar year 2005) only the minimum license fees are paid. In this case the notice period for termination is two months before the end of the half calendar year following the relevant time periods. For the avoidance of doubt, all payment obligations of Licensee under this Agreement shall continue during such half year period.

18.3 Further, the Agreement may be terminated by either party upon a notice period of three months prior to June 30 and December 31 of a particular year where there are material changes in the ownership composition of the other party, i.e. a change of fifty (50) % or more of the voting ownership rights. The right of termination must be exercised within three months after receiving the information about the material change in ownership composition.

       Notwithstanding the foregoing, Hugo Boss shall not have any such right of termination where the new owner of Licensee is either

       (i)    a financial investor, or

       (ii) a strategic investor experienced in the design, manufacture, marketing and sale of high end watches or fashion products, However, in the

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

       event that the entity owning either * brand acquires fifty percent (50%) or more of Licensee or of any entity controlling Licensee, the following shall apply: If the agreed Business Plan will not be met for the calendar year in which such change of ownership of Licensee has taken place, HUGO BOSS can terminate the Agreement with six (6) months notice.

       Licensee shall not have any such right of termination where the new owner of HUGO BOSS is either

       (i)    a financial investor, or

       (ii) a strategic investor experienced in the design, manufacture, marketing and sale of high end fashion products.

       After a warning letter with a period of maximum 6 (six) months for fulfilling its obligations of the Business Plan and any further action plans as referred to in Sec. 11, HUGO BOSS may also terminate the Agreement upon a notice period of three months prior to June 30 and December 31 of a particular year, if Licensee fails to fulfil its above-mentioned obligations.

18.4 The right to terminate for cause remains unaffected. Such cause also exists,

       (a)    if the other contracting party becomes insolvent,

       (b) if settlement or bankruptcy proceedings are commenced with respect to the estate of the other party,

       (c) if - insofar as not otherwise indicated in this Agreement - the other party fails to fulfill within 30 (thirty) days a contractual obligation or one undertaken in order to fulfil this Agreement despite prior written notice, or fails to desist from conduct that is in violation of the Agreement within this period,

       (d) if the other party is in breach of a material obligation hereunder and fails to remedy such breach (if it reasonably can be remedied) within ten (10) days after receipt of notice thereof from the party not in breach, or,

       (e) without prior written notice, if the other party has repeatedly breached the same obligation hereunder within any twelve (12) month period.

       (f) if by reason of the other party's behaviour, continued compliance with contractual obligations would be considered intolerable by a reasonable party .

18.5   HUGO BOSS may also terminate the Agreement with a notice period of ten
       (10) days for cause if Licensee falls more than three months into arrears in paying the license fees. If Licensee considerably damages the reputation of the Trademarks by a negligent act or omission, HUGO BOSS may likewise terminate the Agreement without notice.

18.6 Terminations and notices under this provision must be communicated by registered mail or personal delivery.

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

19.    Consequences of Termination of the Agreement

19.1 The termination of this Agreement according to one of the above provisions does not release either party from any of its obligations under this Agreement that arise or come due, as the case may be, after the termination of this Agreement or that by their express terms survive termination. Upon the justified termination for cause as defined in Sec.
       18.4 by HUGO BOSS, all outstanding license and Advertising Fees will become immediately due and payable.

       Further rights of indemnity etc. will not be affected by extraordinary notice of termination, regardless of whether such rights are founded upon the Agreement or in law. The regular or extraordinary notice of termination and termination as such does not in itself give rise to any sort of damages or compensation claims.

19.2 On the date of termination or expiration of this Agreement, except as otherwise provided herein, all rights of the Licensee to use the designations "BOSS" and/or "BOSS HUGO BOSS" and/or any other trademark belonging to HUGO BOSS shall end and the Licensee shall also cease making any reference to HUGO BOSS and/or its Trademarks and any reference to previous activity/co-operation for/with HUGO BOSS as Licensee of HUGO BOSS, and will also be responsible therefore on behalf of its subcontractors. Further, the Licensee shall, no later than as of the date of termination of the Agreement, extinguish all "Registered User" registrations at its own cost or - upon the request and at the cost of HUGO BOSS - transfer them, to the extent legally possible, to third persons designated by HUGO BOSS.

19.3 Notwithstanding anything to the contrary contained in this Agreement, HUGO BOSS has the right to purchase from Licensee, completely or in part, Licensed Products on hand with the Licensee in finished form or still in production, insofar as they have been manufactured according to designs approved by HUGO BOSS pursuant to Section 6.3, at the Licensee's book value evaluated by a third party to be nominated by both parties; if the parties cannot agree on the appropriate person within 30 days, such person shall be appointed by the President of the Industrie- und Handelskammer Stuttgart. To exercise such right, Hugo Boss shall give Licensee written notice of the Licensed Products Hugo Boss intends to purchase no later than thirty (30) days prior to the effective termination date.

       Licensee shall be permitted to distribute all its remaining Licensed Products not purchased by Hugo Boss for up to twelve months after the termination of the Agreement upon the previously customary conditions and through the previously utilised or similar channels of distribution; provided however that the quantity of Licensed Products Licensee shall be permitted to sell during such twelve month period may not exceed one hundred twenty percent (120%) of the units sold by Licensee in the immediately preceding year, and provided further that any quantity in excess thereof either will be destroyed (in which event Licensee shall furnish to HUGO BOSS appropriate evidence of such destruction as HUGO BOSS may request) or may be sold by Licensee for an additional period not exceeding six (6) months through its outlet stores. After the aforementioned six(6) month period, Licensee shall destroy all remaining inventory and shall furnish HUGO BOSS appropriate evidence of such destruction. The Licensee shall account for these sales and pay the computed license fees to HUGO BOSS no later than within eight months after the termination of the Agreement.

19.4 In addition to its rights under Section 19.3, in case Licensee has still remaining inventory after the twelve month distribution period HUGO BOSS shall also have the right of election:

       a) to purchase the remaining inventory, completely or in part on terms to be mutually agreed upon,

       b) or to request the transfer of the remaining inventory to a third party designated by HUGO BOSS on terms to be mutually agreed upon. These sales will not be subject to the payment of license fees.

19.5   In order to enable HUGO BOSS to exercise its right of election of Sec.
       19.3 and 19.4, the Licensee shall promptly inform HUGO BOSS as to the existing inventory of Licensed Products, broken down by article number including colour variants. Upon receipt of the information about the inventory, HUGO BOSS shall decide within four weeks the manner in which its right of election will be exercised.

20.    Miscellaneous

20.1 Licensee may not assign, delegate to third parties or sublicense rights or duties under this Agreement or assign the Agreement as a whole, without the express prior written consent of HUGO BOSS. This does not apply to an assignment, delegation, or sublicense to any Licensee Affiliate (provided that notwithstanding any such assignment, delegation or sublicense, MGI Luxury Group S.A. shall remain liable for performance of Licensee's obligations hereunder) or to any change in control otherwise permitted under section 18.3. Licensee shall notify HUGO BOSS any such assignment. HUGO BOSS shall not assign any rights or delegate any duties to any party other than an affiliate.

20.2 This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.

       This Agreement may be modified, amended or supplemented (including this clause) only by the mutual written agreement of the parties hereto.

20.3 This Agreement is made and shall be construed in all respects in accordance with the laws of the Federal Republic of Germany, without regard to its conflicts of law principles. The parties irrevocably agree that all disputes related to this Agreement shall be brought exclusively before the courts of Stuttgart, provided, that HUGO BOSS may, but is not obliged to, seek relief in any court located in the place of Licensee's principal place of business.

20.4 In the event any of the provisions of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, unless the unenforceability or invalidity thereof causes a substantial departure from the underlying intent and sense of the remainder of this Agreement, the validity and enforceability of the remaining provisions shall not be affected thereby, except those remaining provisions of which the unenforceable or invalidated provisions comprise an integral part of or from which they are otherwise clearly inseparable. In the event any provision is held unenforceable or invalid, the parties shall use their best efforts to agree upon an enforceable and valid provision which shall be a reasonable substitute for such unenforceable or invalid provision in light of the purpose of this Agreement, and, upon so agreeing, shall incorporate such substitute provision in the Agreement. The same applies if omissions in the Agreement become apparent. The relevant provision, which is unenforceable or missing, is then to be replaced by a valid provision corresponding to the meaning and purpose of this Agreement.

20.5 The instant Agreement is executed in duplicate. Appendices 1 - 6 to this Agreement constitute a part of this Agreement.

       Appendix 1:  Trademarks (Exclusive License)(Sec. 1.1)

       Appendix 2:  Trade name (non-exclusive license) (Sec. 1.1)

       Appendix 3:  Quality directives (Sec. 7)

       Appendix 4:  Business Plan (Sec. 11)

       Appendix 5:  Reporting format (Sec. 12)

       Appendix 6:  Prior Product Styles (Sec.17.2)

20.6 No delay or omission by either of the parties hereto in exercising any right or remedy provided for herein shall constitute a waiver of such right or remedy, nor shall it be construed as a bar to or a waiver of any such right or remedy on any future occasion. No waiver by either party of any provision of this Agreement, or of any breach of default shall be effective unless in writing and signed by the party against whom such waiver is to be enforced.

20.7 Nothing contained herein shall be deemed to place the parties in the relationship of employer-employee, partners, joint venturers, or either as agent of the other. Licensee shall not represent itself as the employee, partner, agent or legal representative of HUGO BOSS for any purpose whatsoever and shall have no right to create or to assume any obligation of any kind, express or implied, for or on behalf of HUGO BOSS; provided, however, that Licensee may describe itself as the exclusive licensee of the Licensed Products in the License Territory.

20.8 Notwithstanding the provisions in Sec. 20.3 above, HUGO BOSS may enforce its rights under Sec. 13 and 14 and Licensee may enforce its rights under Sec. 14, in any court having competent jurisdiction.

20.9 The English language version of this Agreement shall be the definitive version and any issues that may arise in connection with this Agreement or its interpretation shall be resolved by reference only to that version.

20.10 Any notice to be given pursuant to this Agreement shall be written in English and shall be deemed duly given when sent by reputable overnight international courier including FedEx, UPS or DHL to the respective address first set forth above or by facsimile to the respective facsimile number set forth below confirmed by letter as aforesaid, or to such other address and/or facsimile number as a party hereto may designate by like notice.

       To Licensee: Fax:  ( 41 ) 32  329 34 01
       Attn: General Manager - Hugo Boss Watches
       Copy to: Fax: (201) 267 8050
       Attn:  Brand Manager - Hugo Boss Watches

       To HUGO BOSS: Fax: (49) 7123 94 2018
       Attn: Head of Legal Department
       Copy to: Fax: (49) 7123 94 2086
       Attn: Head of Licensing Department

20.11 The obligations of either party hereunder, except for the obligations of Licensee to pay license fees, Advertising Fees and other amounts to be paid to HUGO BOSS hereunder, shall be excused for a period equal to the time by which such performance is prevented or delayed as a result of strikes, labor disputes, acts of God, or any other causes beyond the reasonable control of the party obligated to perform.

Metzingen,......................2004

              ......................, ..................2004

HUGO BOSS

By: /s/ Wolfgang Merte
    --------------------------
Name: Wolfgang Merte
      ------------------------
Title: Managing Director
       -----------------------

MGI LUXURY GROUP S.A.

By: /s/ Kurt Burki
    -------------------------

Name: Kurt Burki
      -----------------------

Title: Chairman
       ----------------------

By: /s/ Rick Cote
    -------------------------

Name: Rick Cote
      -----------------------

Title: Director
       ----------------------

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country          Trademark   Trademark No.     Status
------------------    ---------   -------------   ----------
Benelux                  BHB          702475      registered
Bosnia-Herzegovina       BHB          702475      registered
Belarus                  BHB          702475      registered
Ukraine                  BHB          702475      registered
Great Britain            BHB          702475      registered
Kazakhstan               BHB          702475      registered
Yugoslavia               BHB          702475      registered
Austria                  BHB          702475      registered
Denmark                  BHB          702475      registered
Finland                  BHB          702475      registered
Moldavia                 BHB          702475      registered
China                    BHB          702475      registered
Portugal                 BHB          702475      registered
Sweden                   BHB          702475      registered
Armenia                  BHB          702475      registered
Slovenia                 BHB          702475      registered
Albania                  BHB          702475      registered
Switzerland              BHB          702475      registered
Italy                    BHB          702475      registered
Algeria                  BHB          702475      registered
Hungary                  BHB          702475      registered
France                   BHB          702475      registered
Sudan                    BHB          702475      registered
Monaco                   BHB          702475      registered
Liechtenstein            BHB          702475      registered
Norway                   BHB          702475      registered
Morocco                  BHB          702475      registered
Germany                  BHB         39760304     registered
San Marino               BHB          702475      registered
Latvia                   BHB          702475      registered
Macedonia                BHB          702475      registered
Poland                   BHB          702475      registered
Croatia                  BHB          702475      registered
Egypt                    BHB          702475      registered
Iceland                  BHB          702475      registered
Liberia                  BHB          702475      registered
Azerbaidzan              BHB          702475      registered
Cuba                     BHB          702475      registered
Mongolia                 BHB          702475      registered
Peru                     BOSS         39436       registered
Denmark                  BOSS         773035      registered
Algeria                  BOSS         773035      registered
Algeria                  BOSS         483341      registered
Australia                BOSS        A461875      registered
Bosnia-Herzegovina       BOSS         773035      registered
Uruguay                  BOSS         352211      registered
Israel                   BOSS         68301       registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country          Trademark   Trademark No.     Status
-------------------   ---------   -------------   ----------
Slovakia                BOSS          483341      registered
Antigua and Barbuda     BOSS          773035      registered
Kyrgystan               BOSS          773035      registered
Bulgaria                BOSS          773035      registered
Iceland                 BOSS          773035      registered
Bosnia-Herzegovina      BOSS          483341      registered
Moldavia                BOSS          483341      registered
Turkey                  BOSS          773035      registered
Yugoslavia              BOSS          515189      registered
Canada                  BOSS          526466      registered
Albania                 BOSS          483341      registered
Lithuania               BOSS          773035      registered
Ukraine                 BOSS          483341      registered
Lithuania               BOSS           8430       registered
Yugoslavia              BOSS          773035      registered
Poland                  BOSS          66417       registered
Switzerland             BOSS          483341      registered
Thailand                BOSS          108400      registered
Hungary                 BOSS          515189      registered
Belarus                 BOSS          515189      registered
Kazakhstan              BOSS          483341      registered
Singapore               BOSS         5002/87      registered
Moldavia                BOSS          515189      registered
France                  BOSS         1414947      registered
Ukraine                 BOSS          515189      registered
Estonia                 BOSS          773035      registered
Spain                   BOSS          773035      registered
Hungary                 BOSS          483341      registered
Belarus                 BOSS          483341      registered
Czech Republic          BOSS          773035      registered
Slovenia                BOSS        200071890     registered
Vietnam                 BOSS          773035      registered
Egypt                   BOSS          515189      registered
Austria                 BOSS          483341      registered
Morocco                 BOSS          773035      registered
Kenya                   BOSS          773035      registered
Switzerland             BOSS          515189      registered
Sweden                  BOSS          225178      registered
Austria                 BOSS          773035      registered
Switzerland             BOSS          773035      registered
Liechtenstein           BOSS          483341      registered
Finland                 BOSS          773035      registered
Korea South             BOSS          502360      registered
Rumania                 BOSS          515189      registered
Italy                   BOSS          773035      registered
Portugal                BOSS          515189      registered
Lesotho                 BOSS          773035      registered

Appendix 1              Registerations and Applications
                                  - Exclusive -
                             International Class 14

      Country         Trademark   Trademark No.     Status
--------------------  ---------   -------------   ----------
Benelux                 BOSS         515189       registered
Slovenia                BOSS         483341       registered
Slovakia                BOSS         773035       registered
Rumania                 BOSS         483341       registered
Macedonia               BOSS         515189       registered
Taiwan                  BOSS         419774       registered
Japan                   BOSS         773035       registered
Austria                 BOSS         515189       registered
Sudan                   BOSS         515189       registered
Morocco                 BOSS         515189       registered
Cuba                    BOSS         773035       registered
South Africa            BOSS        B87/3241      registered
Antilles                BOSS          00674       registered
Slovakia                BOSS         515189       registered
Italy                   BOSS         515189       registered
Korea North             BOSS         483341       registered
Tadzhikistan            BOSS         483341       registered
Kyrgystan               BOSS         483341       registered
Kyrgystan               BOSS         515189       registered
Australia               BOSS         773035       registered
United Arab Emirates    BOSS          31074       registered
Haiti                   BOSS         D-1658       registered
Moldavia                BOSS         773035       registered
Swaziland               BOSS         773035       registered
Macedonia               BOSS         483341       registered
Liberia                 BOSS         773035       registered
Honduras                BOSS         81.128       registered
Hungary                 BOSS         773035       registered
Bhutan                  BOSS         773035       registered
Vietnam                 BOSS         483341       registered
Azerbaidzan             BOSS         773035       registered
Canada                  BOSS         416215       registered
Rumania                 BOSS         773035       registered
France                  BOSS         515189       registered
France                  BOSS         483341       registered
Nicaragua               BOSS          49535       registered
USA                     BOSS        1,472,180     registered
San Marino              BOSS         515189       registered
Germany                 BOSS         515189       registered
Croatia                 BOSS         773035       registered
Japan                   BOSS         2190696      registered
Singapore               BOSS         773035       registered
Portugal                BOSS         483341       registered
Armenia                 BOSS         773035       registered
Great Britain           BOSS         773035       registered
Georgia                 BOSS          4102        registered
Monaco                  BOSS         483341       registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

      Country         Trademark   Trademark No.     Status
--------------------  ---------   -------------   ----------
China                    BOSS         773035      registered
Algeria                  BOSS         515189      registered
Georgia                  BOSS         773035      registered
Poland                   BOSS         773035      registered
Mozambique               BOSS         773035      registered
Egypt                    BOSS         773035      registered
Benelux                  BOSS         773035      registered
Japan                    BOSS        2191582      registered
Bosnia-Herzegovina       BOSS         515189      registered
Kazakhstan               BOSS         515189      registered
Greece                   BOSS         78113       registered
Ireland                  BOSS         132382      registered
Kuwait                   BOSS         19654       registered
Germany                  BOSS        1056140      registered
Croatia                  BOSS         515189      registered
Macao                    BOSS          1702       registered
Greece                   BOSS         773035      registered
New Zealand              BOSS         169997      registered
Benelux                  BOSS         483341      registered
Monaco                   BOSS         773035      registered
Korea North              BOSS         515189      registered
Italy                    BOSS         483341      registered
Slovenia                 BOSS         515189      registered
Morocco                  BOSS         483341      registered
Portugal                 BOSS         773035      registered
Czech Republic           BOSS         483341      registered
Bulgaria                 BOSS         515189      registered
Mongolia                 BOSS         773035      registered
San Marino               BOSS         773035      registered
Uzbekistan               BOSS         483341      registered
Myanmar                  BOSS      4/1186/1998    registered
Ukraine                  BOSS         773035      registered
Belarus                  BOSS         773035      registered
Norway                   BOSS         135716      registered
Monaco                   BOSS         515189      registered
France                   BOSS         773035      registered
Kazakhstan               BOSS         773035      registered
Czech Republic           BOSS         515189      registered
Australia                BOSS         647105      registered
Liechtenstein            BOSS         773035      registered
Tunisia                  BOSS         515189      registered
Sweden                   BOSS         773035      registered
Liechtenstein            BOSS         515189      registered
Mongolia                 BOSS         515189      registered
Slovenia                 BOSS         773035      registered
Cyprus Greek             BOSS         49637       registered
Uzbekistan               BOSS         515189      registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country                 Trademark       Trademark No.     Status
--------------------  --------------------   -------------   ----------
Russia                          BOSS             773035      registered
Vietnam                         BOSS             515189      registered
Tadzhikistan                    BOSS             515189      registered
Spain                           BOSS             515189      registered
Tadzhikistan                    BOSS             773035      registered
Turkmenistan                    BOSS             773035      registered
Yugoslavia                      BOSS             483341      registered
Russia                          BOSS             483341      registered
Macedonia                       BOSS             773035      registered
Jamaica                         BOSS             B38806      registered
Latvia                          BOSS             773035      registered
Armenia                         BOSS             483341      registered
Turkey                          BOSS             99252       registered
Croatia                         BOSS             483341      registered
Brazil                          BOSS           813467110     registered
Chile                           BOSS             514562      registered
Finland                         BOSS             125852      registered
Latvia                          BOSS             M16755      registered
Germany                         BOSS            1110284      registered
Brazil                          BOSS           813467101     registered
Denmark                         BOSS          02.049/1995    registered
Albania                         BOSS             773035      registered
Great Britain                   BOSS            1298751      registered
Sierra Leone                    BOSS             773035      registered
Uzbekistan                      BOSS             773035      registered
Norway                          BOSS             773035      registered
Egypt                           BOSS             483341      registered
San Marino                      BOSS             483341      registered
Myanmar                  BOSS HUGO BOSS       4/1184/1998    registered
Greece                   BOSS HUGO BOSS          106590      registered
Lebanon                  BOSS HUGO BOSS          61884       registered
Mexico                   BOSS HUGO BOSS          502193      registered
USA                      BOSS HUGO BOSS        1,531,899     registered
San Marino            BOSS HUGO BOSS LABEL       754225      registered
Tadzhikistan          BOSS HUGO BOSS LABEL       754225      registered
Vietnam               BOSS HUGO BOSS LABEL       606620      registered
Sweden                BOSS HUGO BOSS LABEL       754225      registered
Ecuador               BOSS HUGO BOSS LABEL      4056-94      registered
Switzerland           BOSS HUGO BOSS LABEL       516345      registered
Mongolia              BOSS HUGO BOSS LABEL       516345      registered
Spain                 BOSS HUGO BOSS LABEL       754225      registered
Finland               BOSS HUGO BOSS LABEL       754225      registered
Albania               BOSS HUGO BOSS LABEL       606620      registered
Kazakhstan            BOSS HUGO BOSS LABEL       516345      registered
Slovakia              BOSS HUGO BOSS LABEL       754225      registered
Hungary               BOSS HUGO BOSS LABEL       606620      registered
Iran                  BOSS HUGO BOSS LABEL       100166      registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country                   Trademark            Trademark No.       Status
------------------        --------------------      -------------     ----------
France                    BOSS HUGO BOSS LABEL          606620        registered
San Marino                BOSS HUGO BOSS LABEL          606620        registered
Sudan                     BOSS HUGO BOSS LABEL          516345        registered
Germany                   BOSS HUGO BOSS LABEL         2036450        registered
Croatia                   BOSS HUGO BOSS LABEL          516345        registered
Cuba                      BOSS HUGO BOSS LABEL          754225        registered
Poland                    BOSS HUGO BOSS LABEL          606620        registered
Australia                 BOSS HUGO BOSS LABEL          754225        registered
Macedonia                 BOSS HUGO BOSS LABEL          754225        registered
Moldavia                  BOSS HUGO BOSS LABEL          516345        registered
Dominican Republic        BOSS HUGO BOSS LABEL          73784         registered
Togo                      BOSS HUGO BOSS LABEL          32910         registered
Vietnam                   BOSS HUGO BOSS LABEL          754225        registered
Korea South               BOSS HUGO BOSS LABEL          319338        registered
Kazakhstan                BOSS HUGO BOSS LABEL          606620        registered
Croatia                   BOSS HUGO BOSS LABEL          754225        registered
Mexico                    BOSS HUGO BOSS LABEL          422852        registered
Monaco                    BOSS HUGO BOSS LABEL          754225        registered
Mexico                    BOSS HUGO BOSS LABEL          422851        registered
Tadzhikistan              BOSS HUGO BOSS LABEL          516345        registered
Barbados                  BOSS HUGO BOSS LABEL         81/11740       registered
Rumania                   BOSS HUGO BOSS LABEL          606620        registered
Gaza                      BOSS HUGO BOSS LABEL           7417         registered
Kyrgystan                 BOSS HUGO BOSS LABEL          754225        registered
Vietnam                   BOSS HUGO BOSS LABEL          516345        registered
Belarus                   BOSS HUGO BOSS LABEL          606620        registered
Egypt                     BOSS HUGO BOSS LABEL          516345        registered
Slovakia                  BOSS HUGO BOSS LABEL          516345        registered
Thailand                  BOSS HUGO BOSS LABEL          66840         registered
Burkina Faso              BOSS HUGO BOSS LABEL          32910         registered
Italy                     BOSS HUGO BOSS LABEL          754225        registered
Japan                     BOSS HUGO BOSS LABEL          754225        registered
Austria                   BOSS HUGO BOSS LABEL          754225        registered
Congo                     BOSS HUGO BOSS LABEL          32910         registered
Iceland                   BOSS HUGO BOSS LABEL         236/1993       registered
Uzbekistan                BOSS HUGO BOSS LABEL          754225        registered
Cyprus Greek              BOSS HUGO BOSS LABEL          39326         registered
Lithuania                 BOSS HUGO BOSS LABEL          754225        registered
Benelux                   BOSS HUGO BOSS LABEL          606620        registered
Liechtenstein             BOSS HUGO BOSS LABEL          754225        registered
Costa Rica                BOSS HUGO BOSS LABEL          88091         registered
Russia                    BOSS HUGO BOSS LABEL          247287        registered
Finland                   BOSS HUGO BOSS LABEL          134230        registered
Rumania                   BOSS HUGO BOSS LABEL          754225        registered
Bulgaria                  BOSS HUGO BOSS LABEL          606620        registered
Cuba                      BOSS HUGO BOSS LABEL          606620        registered
Macao                     BOSS HUGO BOSS LABEL          13018         registered
Czech Republic            BOSS HUGO BOSS LABEL          754225        registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

        Country                  Trademark          Trademark No.       Status
------------------------    --------------------    -------------     ----------
Bhutan                      BOSS HUGO BOSS LABEL        754225        registered
Andorra                     BOSS HUGO BOSS LABEL         8958         registered
Korea North                 BOSS HUGO BOSS LABEL        606620        registered
Turkey                      BOSS HUGO BOSS LABEL        754225        registered
Mongolia                    BOSS HUGO BOSS LABEL        606620        registered
Macedonia                   BOSS HUGO BOSS LABEL        606620        registered
Jamaica                     BOSS HUGO BOSS LABEL        B39835        registered
Bosnia-Herzegovina          BOSS HUGO BOSS LABEL        516345        registered
Germany                     BOSS HUGO BOSS LABEL       1108880        registered
China                       BOSS HUGO BOSS LABEL        550975        registered
Germany                     BOSS HUGO BOSS LABEL       1185466        registered
Albania                     BOSS HUGO BOSS LABEL        754225        registered
Greece                      BOSS HUGO BOSS LABEL        754225        registered
Ivory Coast                 BOSS HUGO BOSS LABEL        32910         registered
France                      BOSS HUGO BOSS LABEL        754225        registered
Portugal                    BOSS HUGO BOSS LABEL        754225        registered
Macedonia                   BOSS HUGO BOSS LABEL        516345        registered
Spain                       BOSS HUGO BOSS LABEL        606620        registered
Great Britain               BOSS HUGO BOSS LABEL        754225        registered
Portugal                    BOSS HUGO BOSS LABEL        516345        registered
Guatemala                   BOSS HUGO BOSS LABEL        77108         registered
Liechtenstein               BOSS HUGO BOSS LABEL        516345        registered
Kazakhstan                  BOSS HUGO BOSS LABEL        754225        registered
Poland                      BOSS HUGO BOSS LABEL        754225        registered
Bahrain                     BOSS HUGO BOSS LABEL        16962         registered
Hungary                     BOSS HUGO BOSS LABEL        516345        registered
Croatia                     BOSS HUGO BOSS LABEL        606620        registered
Ghana                       BOSS HUGO BOSS LABEL        31828         registered
Antigua and Barbuda         BOSS HUGO BOSS LABEL        754225        registered
Peru                        BOSS HUGO BOSS LABEL        13715         registered
Chile                       BOSS HUGO BOSS LABEL        646494        registered
China                       BOSS HUGO BOSS LABEL        754225        registered
China                       BOSS HUGO BOSS LABEL        606620        registered
Russia                      BOSS HUGO BOSS LABEL        754225        registered
Czech Republic              BOSS HUGO BOSS LABEL        516345        registered
Ukraine                     BOSS HUGO BOSS LABEL        754225        registered
Italy                       BOSS HUGO BOSS LABEL        606620        registered
Algeria                     BOSS HUGO BOSS LABEL        606620        registered
Colombia                    BOSS HUGO BOSS LABEL        159326        registered
Equatorial Guinea           BOSS HUGO BOSS LABEL        32910         registered
Spain                       BOSS HUGO BOSS LABEL        516345        registered
Singapore                   BOSS HUGO BOSS LABEL        754225        registered
Chile                       BOSS HUGO BOSS LABEL        392343        registered
Austria                     BOSS HUGO BOSS LABEL        606620        registered
Central African Republic    BOSS HUGO BOSS LABEL        32910         registered
Liechtenstein               BOSS HUGO BOSS LABEL        606620        registered
Yugoslavia                  BOSS HUGO BOSS LABEL        606620        registered
Cuba                        BOSS HUGO BOSS LABEL        550975        registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

       Country                  Trademark           Trademark No.       Status
--------------------      --------------------      -------------     ----------
Jordan                    BOSS HUGO BOSS LABEL          33480         registered
Iceland                   BOSS HUGO BOSS LABEL         754225         registered
Rumania                   BOSS HUGO BOSS LABEL         516345         registered
Saudi Arabia              BOSS HUGO BOSS LABEL         638/23         registered
Yugoslavia                BOSS HUGO BOSS LABEL         516345         registered
Moldavia                  BOSS HUGO BOSS LABEL         754225         registered
Hong Kong                 BOSS HUGO BOSS LABEL        01161/2000      registered
Lesotho                   BOSS HUGO BOSS LABEL         754225         registered
United Arab Emirates      BOSS HUGO BOSS LABEL          23105         registered
Italy                     BOSS HUGO BOSS LABEL         516345         registered
Benelux                   BOSS HUGO BOSS LABEL         516345         registered
Gabon                     BOSS HUGO BOSS LABEL          32910         registered
Slovenia                  BOSS HUGO BOSS LABEL         606620         registered
Latvia                    BOSS HUGO BOSS LABEL         M16783         registered
Korea North               BOSS HUGO BOSS LABEL         516345         registered
Uruguay                   BOSS HUGO BOSS LABEL         351727         registered
Sierra Leone              BOSS HUGO BOSS LABEL         754225         registered
Uzbekistan                BOSS HUGO BOSS LABEL         516345         registered
Sweden                    BOSS HUGO BOSS LABEL         319458         registered
Chile                     BOSS HUGO BOSS LABEL         646495         registered
Turkmenistan              BOSS HUGO BOSS LABEL         754225         registered
Norway                    BOSS HUGO BOSS LABEL         754225         registered
Monaco                    BOSS HUGO BOSS LABEL         606620         registered
Austria                   BOSS HUGO BOSS LABEL         516345         registered
Azerbaidzan               BOSS HUGO BOSS LABEL         754225         registered
France                    BOSS HUGO BOSS LABEL        92425453        registered
Denmark                   BOSS HUGO BOSS LABEL       03.620/1996      registered
Antilles                  BOSS HUGO BOSS LABEL          00673         registered
Morocco                   BOSS HUGO BOSS LABEL         754225         registered
Bulgaria                  BOSS HUGO BOSS LABEL         516345         registered
Czech Republic            BOSS HUGO BOSS LABEL         606620         registered
San Marino                BOSS HUGO BOSS LABEL         516345         registered
Brazil                    BOSS HUGO BOSS LABEL        813467152       registered
Lithuania                 BOSS HUGO BOSS LABEL          8947          registered
Mongolia                  BOSS HUGO BOSS LABEL         754225         registered
Slovenia                  BOSS HUGO BOSS LABEL         754225         registered
Benelux                   BOSS HUGO BOSS LABEL         754225         registered
France                    BOSS HUGO BOSS LABEL         516345         registered
Switzerland               BOSS HUGO BOSS LABEL         606620         registered
Morocco                   BOSS HUGO BOSS LABEL         606620         registered
Hungary                   BOSS HUGO BOSS LABEL         754225         registered
Norway                    BOSS HUGO BOSS LABEL         166036         registered
Slovakia                  BOSS HUGO BOSS LABEL         606620         registered
Liberia                   BOSS HUGO BOSS LABEL         754225         registered
Bolivia                   BOSS HUGO BOSS LABEL          59321         registered
Malta                     BOSS HUGO BOSS LABEL          22725         registered
Mali                      BOSS HUGO BOSS LABEL          32910         registered
Chad                      BOSS HUGO BOSS LABEL          32910         registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

      Country                   Trademark           Trademark No.       Status
-------------------       --------------------      -------------     ----------
Algeria                   BOSS HUGO BOSS LABEL         516345         registered
Egypt                     BOSS HUGO BOSS LABEL         754225         registered
Denmark                   BOSS HUGO BOSS LABEL         754225         registered
Trinidad and Tobago       BOSS HUGO BOSS LABEL          31244         registered
Estonia                   BOSS HUGO BOSS LABEL         754225         registered
Kyrgystan                 BOSS HUGO BOSS LABEL         516345         registered
Indonesia                 BOSS HUGO BOSS LABEL         330827         registered
Bahamas                   BOSS HUGO BOSS LABEL          16180         registered
France                    BOSS HUGO BOSS LABEL        92425454        registered
Panama                    BOSS HUGO BOSS LABEL          70279         registered
Georgia                   BOSS HUGO BOSS LABEL           832          registered
Poland                    BOSS HUGO BOSS LABEL         584899         registered
Yugoslavia                BOSS HUGO BOSS LABEL         754225         registered
Philippines               BOSS HUGO BOSS LABEL          63703         registered
Mexico                    BOSS HUGO BOSS LABEL         422853         registered
Bermuda                   BOSS HUGO BOSS LABEL          25579         registered
Morocco                   BOSS HUGO BOSS LABEL         516345         registered
Switzerland               BOSS HUGO BOSS LABEL         754225         registered
Monaco                    BOSS HUGO BOSS LABEL         516345         registered
Swaziland                 BOSS HUGO BOSS LABEL         754225         registered
Armenia                   BOSS HUGO BOSS LABEL         754225         registered
Ukraine                   BOSS HUGO BOSS LABEL         516345         registered
Sudan                     BOSS HUGO BOSS LABEL         606620         registered
Brazil                    BOSS HUGO BOSS LABEL        813467160       registered
Yemen                     BOSS HUGO BOSS LABEL          14049         registered
Georgia                   BOSS HUGO BOSS LABEL         754225         registered
Paraguay                  BOSS HUGO BOSS LABEL         270171         registered
Bulgaria                  BOSS HUGO BOSS LABEL         754225         registered
Venezuela                 BOSS HUGO BOSS LABEL         P232339        registered
Latvia                    BOSS HUGO BOSS LABEL         754225         registered
Mauretania                BOSS HUGO BOSS LABEL          32910         registered
Ukraine                   BOSS HUGO BOSS LABEL         606620         registered
Kenya                     BOSS HUGO BOSS LABEL         754225         registered
Surinam                   BOSS HUGO BOSS LABEL          13799         registered
Belarus                   BOSS HUGO BOSS LABEL         754225         registered
Slovenia                  BOSS HUGO BOSS LABEL         516345         registered
Bosnia-Herzegovina        BOSS HUGO BOSS LABEL         754225         registered
Cameroon                  BOSS HUGO BOSS LABEL          32910         registered
Algeria                   BOSS HUGO BOSS LABEL         754225         registered
Portugal                  BOSS HUGO BOSS LABEL         606620         registered
Senegal                   BOSS HUGO BOSS LABEL          32910         registered
Mozambique                BOSS HUGO BOSS LABEL         754225         registered
Tunisia                   BOSS HUGO BOSS LABEL         516345         registered
Canada                    BOSS HUGO BOSS LABEL         502586         registered
Niger                     BOSS HUGO BOSS LABEL          32910         registered
Argentina                 BOSS HUGO BOSS LABEL         1587386        registered
Guinea-Bissau             BOSS HUGO BOSS LABEL          32910         registered
Benin                     BOSS HUGO BOSS LABEL          32910         registered

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

   Country                   Trademark              Trademark No.       Status
-------------       --------------------------      -------------     ----------
Guinea                BOSS HUGO BOSS LABEL              32910         registered
Portugal            BOSS HUGO BOSS white/black        002860377       registered
Great Britain       BOSS HUGO BOSS white/black        002860377       registered
Mexico              BOSS HUGO BOSS white/black          775800        registered
Belgium             BOSS HUGO BOSS white/black        002860377       registered
China               BOSS HUGO BOSS white/black          785514        registered
Greece              BOSS HUGO BOSS white/black        002860377       registered
Denmark             BOSS HUGO BOSS white/black        002860377       registered
Spain               BOSS HUGO BOSS white/black        002860377       registered
Luxembourg          BOSS HUGO BOSS white/black        002860377       registered
Ireland             BOSS HUGO BOSS white/black        002860377       registered
Germany             BOSS HUGO BOSS white/black        002860377       registered
Italy               BOSS HUGO BOSS white/black        002860377       registered
Taiwan              BOSS HUGO BOSS white/black         1063553        registered
Netherlands         BOSS HUGO BOSS white/black        002860377       registered
Finland             BOSS HUGO BOSS white/black        002860377       registered
Austria             BOSS HUGO BOSS white/black        002860377       registered
Germany             BOSS HUGO BOSS white/black         30205552       registered
France              BOSS HUGO BOSS white/black        002860377       registered
Sweden              BOSS HUGO BOSS white/black        002860377       registered
Turkey              BOSS HUGO BOSS white/black          785514        registered
Ukraine             BOSS HUGO BOSS white/black          785514        registered
Slovenia            BOSS HUGO BOSS white/black          785514        registered
Japan               BOSS HUGO BOSS white/black          785514        registered
Russia              BOSS HUGO BOSS white/black          785514        registered
Spain                         HUGO                    000049270       registered
Italy                         HUGO                    000049270       registered
Germany                       HUGO                     2036129        registered
Bulgaria                      HUGO                      604808        registered
Egypt                         HUGO                      604808        registered
Cuba                          HUGO                      604808        registered
China                         HUGO                      604808        registered
Kazakhstan                    HUGO                      604808        registered
Slovakia                      HUGO                      604808        registered
Sweden                        HUGO                      604808        registered
Finland                       HUGO                    000049270       registered
Sudan                         HUGO                      604808        registered
Mexico                        HUGO                      571494        registered
Great Britain                 HUGO                    000049270       registered
Belgium                       HUGO                    000049270       registered
Rumania                       HUGO                      604808        registered
Greece                        HUGO                    000049270       registered
Morocco                       HUGO                      604808        registered
Benelux                       HUGO                      604808        registered
Croatia                       HUGO                      604808        registered
Switzerland                   HUGO                      604808        registered
Sweden                        HUGO                    000049270       registered

Appendix 1                  Registerations and Applications
                                     - Exclusive -
                                 International Class 14

   Country                               Trademark                 Trademark No.       Status
--------------                     --------------------            -------------     ----------
Finland                                    HUGO                       604808         registered
Algeria                                    HUGO                       604808         registered
France                                     HUGO                       604808         registered
Portugal                                   HUGO                       604808         registered
Russia                                     HUGO                       604808         registered
Netherlands                                HUGO                     000049270        registered
Great Britain                              HUGO                       604808         registered
Vietnam                                    HUGO                       604808         registered
Germany                                    HUGO                     000049270        registered
Canada                                     HUGO                       548123         registered
Korea North                                HUGO                       604808         registered
Slovenia                                   HUGO                       604808         registered
Greece                                     HUGO                       123272         registered
Australia                                  HUGO                       706184         registered
Portugal                                   HUGO                     000049270        registered
Ukraine                                    HUGO                       604808         registered
Italy                                      HUGO                       604808         registered
Mongolia                                   HUGO                       604808         registered
Hungary                                    HUGO                       604808         registered
Austria                                    HUGO                       604808         registered
Spain                                      HUGO                       604808         registered
Denmark                                    HUGO                       604808         registered
Liechtenstein                              HUGO                       604808         registered
Belarus                                    HUGO                       604808         registered
Czech Republic                             HUGO                       604808         registered
Austria                                    HUGO                     000049270        registered
San Marino                                 HUGO                       604808         registered
Denmark                                    HUGO                     000049270        registered
Poland                                     HUGO                       604808         registered
Monaco                                     HUGO                       604808         registered
Ireland                                    HUGO                     000049270        registered
Yugoslavia                                 HUGO                       604808         registered
Luxembourg                                 HUGO                     000049270        registered
France                                     HUGO                     000049270        registered
Italy                                      HUGO                       793762         registered
Japan                                      hugo                      2534878         registered
Greece                                HUGO HUGO BOSS                  114503         registered
Denmark                               HUGO HUGO BOSS                200001318        registered
Myanmar                               HUGO HUGO BOSS               4/1185/1998       registered
Uruguay                               HUGO HUGO BOSS                  264545         registered
Rumania                            HUGO HUGO BOSS LABEL               771889         registered
Korea North                        HUGO HUGO BOSS LABEL               604811         registered
Albania                            HUGO HUGO BOSS LABEL               604811         registered
Belarus                            HUGO HUGO BOSS LABEL               771889         registered
Liberia                            HUGO HUGO BOSS LABEL               771889         registered
Singapore                          HUGO HUGO BOSS LABEL               771889         registered
Benelux                            HUGO HUGO BOSS LABEL               771889         registered

Appendix 1                  Registerations and Applications
                                    - Exclusive -
                                 International Class 14

        Country                         Trademark                  Trademark No.       Status
------------------------           --------------------            -------------     ----------
Morocco                            HUGO HUGO BOSS LABEL                604811        registered
Hungary                            HUGO HUGO BOSS LABEL                771889        registered
Switzerland                        HUGO HUGO BOSS LABEL                604811        registered
Hungary                            HUGO HUGO BOSS LABEL                604811        registered
Czech Republic                     HUGO HUGO BOSS LABEL                604811        registered
Canada                             HUGO HUGO BOSS LABEL                495668        registered
Sweden                             HUGO HUGO BOSS LABEL                771889        registered
Bulgaria                           HUGO HUGO BOSS LABEL                771889        registered
Bosnia-Herzegovina                 HUGO HUGO BOSS LABEL                771889        registered
San Marino                         HUGO HUGO BOSS LABEL                771889        registered
Bulgaria                           HUGO HUGO BOSS LABEL                604811        registered
Uzbekistan                         HUGO HUGO BOSS LABEL                771889        registered
Spain                              HUGO HUGO BOSS LABEL                771889        registered
Chad                               HUGO HUGO BOSS LABEL                 32911        registered
France                             HUGO HUGO BOSS LABEL                771889        registered
Uzbekistan                         HUGO HUGO BOSS LABEL                604811        registered
Swaziland                          HUGO HUGO BOSS LABEL                771889        registered
Andorra                            HUGO HUGO BOSS LABEL                 8868         registered
China                              HUGO HUGO BOSS LABEL                604811        registered
Turkey                             HUGO HUGO BOSS LABEL                145393        registered
Central African Republic           HUGO HUGO BOSS LABEL                 32911        registered
Ukraine                            HUGO HUGO BOSS LABEL                771889        registered
Georgia                            HUGO HUGO BOSS LABEL                771889        registered
Tadzhikistan                       HUGO HUGO BOSS LABEL                771889        registered
Congo                              HUGO HUGO BOSS LABEL                 32911        registered
Norway                             HUGO HUGO BOSS LABEL                166037        registered
Liechtenstein                      HUGO HUGO BOSS LABEL                771889        registered
Cameroon                           HUGO HUGO BOSS LABEL                 32911        registered
Rumania                            HUGO HUGO BOSS LABEL                604811        registered
Monaco                             HUGO HUGO BOSS LABEL                604811        registered
Latvia                             HUGO HUGO BOSS LABEL                771889        registered
Norway                             HUGO HUGO BOSS LABEL                771889        registered
Egypt                              HUGO HUGO BOSS LABEL                604811        registered
Czech Republic                     HUGO HUGO BOSS LABEL                771889        registered
USA                                HUGO HUGO BOSS LABEL               1,865,732      registered
Australia                          HUGO HUGO BOSS LABEL                771889        registered
Guinea-Bissau                      HUGO HUGO BOSS LABEL                 32911        registered
Antigua and Barbuda                HUGO HUGO BOSS LABEL                771889        registered
Slovakia                           HUGO HUGO BOSS LABEL                771889        registered
Kazakhstan                         HUGO HUGO BOSS LABEL                771889        registered
China                              HUGO HUGO BOSS LABEL                771889        registered
Egypt                              HUGO HUGO BOSS LABEL                771889        registered
Greece                             HUGO HUGO BOSS LABEL                771889        registered
Mauretania                         HUGO HUGO BOSS LABEL                 32911        registered
Hong Kong                          HUGO HUGO BOSS LABEL              06100/2003      registered
Togo                               HUGO HUGO BOSS LABEL                 32911        registered
Denmark                            HUGO HUGO BOSS LABEL                771889        registered

Appendix 1                  Registerations and Applications
                                     - Exclusive -
                                 International Class 14

   Country                               Trademark                 Trademark No.       Status
-------------                      --------------------            -------------     ----------
Cuba                               HUGO HUGO BOSS LABEL               604811         registered
Sudan                              HUGO HUGO BOSS LABEL               604811         registered
Morocco                            HUGO HUGO BOSS LABEL               771889         registered
San Marino                         HUGO HUGO BOSS LABEL               604811         registered
Ivory Coast                        HUGO HUGO BOSS LABEL                32911         registered
Chile                              HUGO HUGO BOSS LABEL               689450         registered
Italy                              HUGO HUGO BOSS LABEL               771889         registered
Cuba                               HUGO HUGO BOSS LABEL               771889         registered
Vietnam                            HUGO HUGO BOSS LABEL               771889         registered
Slovakia                           HUGO HUGO BOSS LABEL               604811         registered
Estonia                            HUGO HUGO BOSS LABEL               771889         registered
Poland                             HUGO HUGO BOSS LABEL               771889         registered
Albania                            HUGO HUGO BOSS LABEL               771889         registered
Armenia                            HUGO HUGO BOSS LABEL               771889         registered
Germany                            HUGO HUGO BOSS LABEL               2037591        registered
Lithuania                          HUGO HUGO BOSS LABEL               771889         registered
Yugoslavia                         HUGO HUGO BOSS LABEL               771889         registered
Lesotho                            HUGO HUGO BOSS LABEL               771889         registered
Switzerland                        HUGO HUGO BOSS LABEL               771889         registered
Austria                            HUGO HUGO BOSS LABEL               771889         registered
Portugal                           HUGO HUGO BOSS LABEL               771889         registered
Portugal                           HUGO HUGO BOSS LABEL               604811         registered
Moldavia                           HUGO HUGO BOSS LABEL               771889         registered
Turkmenistan                       HUGO HUGO BOSS LABEL               771889         registered
Benelux                            HUGO HUGO BOSS LABEL               604811         registered
Sweden                             HUGO HUGO BOSS LABEL               319460         registered
Mozambique                         HUGO HUGO BOSS LABEL               771889         registered
Monaco                             HUGO HUGO BOSS LABEL               771889         registered
Austria                            HUGO HUGO BOSS LABEL               604811         registered
Mali                               HUGO HUGO BOSS LABEL                32911         registered
Kenya                              HUGO HUGO BOSS LABEL               771889         registered
Ukraine                            HUGO HUGO BOSS LABEL               604811         registered
Poland                             HUGO HUGO BOSS LABEL               604811         registered
Azerbaidzan                        HUGO HUGO BOSS LABEL               771889         registered
Senegal                            HUGO HUGO BOSS LABEL                32911         registered
Liechtenstein                      HUGO HUGO BOSS LABEL               604811         registered
Burkina Faso                       HUGO HUGO BOSS LABEL                32911         registered
Macedonia                          HUGO HUGO BOSS LABEL               771889         registered
Finland                            HUGO HUGO BOSS LABEL               771889         registered
Mongolia                           HUGO HUGO BOSS LABEL               604811         registered
Iceland                            HUGO HUGO BOSS LABEL               771889         registered
Finland                            HUGO HUGO BOSS LABEL               134723         registered
Slovenia                           HUGO HUGO BOSS LABEL               771889         registered
Croatia                            HUGO HUGO BOSS LABEL               771889         registered
Niger                              HUGO HUGO BOSS LABEL                32911         registered
France                             HUGO HUGO BOSS LABEL               604811         registered
Turkey                             HUGO HUGO BOSS LABEL               771889         registered
Bhutan                             HUGO HUGO BOSS LABEL               771889         registered

Appendix 1                  Registerations and Applications
                                    - Exclusive -
                                 International Class 14

    Country                               Trademark                Trademark No.       Status
-----------------              ------------------------------      -------------     ----------
Gabon                              HUGO HUGO BOSS LABEL                32911         registered
Japan                              HUGO HUGO BOSS LABEL               771889         registered
Croatia                            HUGO HUGO BOSS LABEL               604811         registered
Taiwan                             HUGO HUGO BOSS LABEL               1037502        registered
Russia                             HUGO HUGO BOSS LABEL               771889         registered
Kyrgystan                          HUGO HUGO BOSS LABEL               771889         registered
Great Britain                      HUGO HUGO BOSS LABEL               771889         registered
Thailand                           HUGO HUGO BOSS LABEL               174346         registered
Yugoslavia                         HUGO HUGO BOSS LABEL               604811         registered
Spain                              HUGO HUGO BOSS LABEL               604811         registered
Algeria                            HUGO HUGO BOSS LABEL               771889         registered
Sierra Leone                       HUGO HUGO BOSS LABEL               771889         registered
Algeria                            HUGO HUGO BOSS LABEL               604811         registered
Kazakhstan                         HUGO HUGO BOSS LABEL               604811         registered
Belarus                            HUGO HUGO BOSS LABEL               604811         registered
Slovenia                           HUGO HUGO BOSS LABEL               604811         registered
Italy                              HUGO HUGO BOSS LABEL               604811         registered
Mongolia                           HUGO HUGO BOSS LABEL               771889         registered
Vietnam                            HUGO HUGO BOSS LABEL               604811         registered
Malta                              HUGO HUGO BOSS LABEL                37407         registered
Benin                              HUGO HUGO BOSS LABEL                32911         registered
Equatorial Guinea                  HUGO HUGO BOSS LABEL                32911         registered
Guinea                             HUGO HUGO BOSS LABEL                32911         registered
Italy                          HUGO HUGO BOSS LABEL black/red         720624         registered
Liberia                        HUGO HUGO BOSS LABEL black/red         720624         registered
Sweden                         HUGO HUGO BOSS LABEL black/red         720624         registered
Albania                        HUGO HUGO BOSS LABEL black/red         720624         registered
Belarus                        HUGO HUGO BOSS LABEL black/red         720624         registered
Macedonia                      HUGO HUGO BOSS LABEL black/red         720624         registered
Algeria                        HUGO HUGO BOSS LABEL black/red         720624         registered
Morocco                        HUGO HUGO BOSS LABEL black/red         720624         registered
Liechtenstein                  HUGO HUGO BOSS LABEL black/red         720624         registered
Azerbaidzan                    HUGO HUGO BOSS LABEL black/red         720624         registered
France                         HUGO HUGO BOSS LABEL black/red         720624         registered
Benelux                        HUGO HUGO BOSS LABEL black/red         720624         registered
Kyrgystan                      HUGO HUGO BOSS LABEL black/red         720624         registered
Yugoslavia                     HUGO HUGO BOSS LABEL black/red         720624         registered
Hungary                        HUGO HUGO BOSS LABEL black/red         720624         registered
Slovakia                       HUGO HUGO BOSS LABEL black/red         720624         registered
Tadzhikistan                   HUGO HUGO BOSS LABEL black/red         720624         registered
Norway                         HUGO HUGO BOSS LABEL black/red         720624         registered
Russia                         HUGO HUGO BOSS LABEL black/red         720624         registered
Great Britain                  HUGO HUGO BOSS LABEL black/red         720624         registered
San Marino                     HUGO HUGO BOSS LABEL black/red         720624         registered
Moldavia                       HUGO HUGO BOSS LABEL black/red         720624         registered
Estonia                        HUGO HUGO BOSS LABEL black/red         720624         registered
Egypt                          HUGO HUGO BOSS LABEL black/red         720624         registered
Uzbekistan                     HUGO HUGO BOSS LABEL black/red         720624         registered

Appendix 1                Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country                              Trademark                Trademark No.       Status
------------------             ------------------------------      -------------     ----------
Monaco                         HUGO HUGO BOSS LABEL black/red         720624         registered
Mongolia                       HUGO HUGO BOSS LABEL black/red         720624         registered
Armenia                        HUGO HUGO BOSS LABEL black/red         720624         registered
Finland                        HUGO HUGO BOSS LABEL black/red         720624         registered
Austria                        HUGO HUGO BOSS LABEL black/red         720624         registered
Cuba                           HUGO HUGO BOSS LABEL black/red         720624         registered
Latvia                         HUGO HUGO BOSS LABEL black/red         720624         registered
Bulgaria                       HUGO HUGO BOSS LABEL black/red         720624         registered
Germany                        HUGO HUGO BOSS LABEL black/red        39870759        registered
Sudan                          HUGO HUGO BOSS LABEL black/red         720624         registered
Croatia                        HUGO HUGO BOSS LABEL black/red         720624         registered
Poland                         HUGO HUGO BOSS LABEL black/red         720624         registered
Switzerland                    HUGO HUGO BOSS LABEL black/red         720624         registered
Iceland                        HUGO HUGO BOSS LABEL black/red         720624         registered
Vietnam                        HUGO HUGO BOSS LABEL black/red         720624         registered
Korea North                    HUGO HUGO BOSS LABEL black/red         720624         registered
Portugal                       HUGO HUGO BOSS LABEL black/red         720624         registered
Czech Republic                 HUGO HUGO BOSS LABEL black/red         720624         registered
China                          HUGO HUGO BOSS LABEL black/red         720624         registered
Ukraine                        HUGO HUGO BOSS LABEL black/red         720624         registered
Kazakhstan                     HUGO HUGO BOSS LABEL black/red         720624         registered
Georgia                        HUGO HUGO BOSS LABEL black/red         720624         registered
Slovenia                       HUGO HUGO BOSS LABEL black/red         720624         registered
Spain                          HUGO HUGO BOSS LABEL black/red         720624         registered
Bosnia-Herzegovina             HUGO HUGO BOSS LABEL black/red         720624         registered
Rumania                        HUGO HUGO BOSS LABEL black/red         720624         registered
Denmark                        HUGO HUGO BOSS LABEL black/red         720624         registered
Greece                         HUGO HUGO BOSS LABEL black/red         140794         registered
Tadzhikistan                         HUGO LABEL black/red             720615         registered
Yugoslavia                           HUGO LABEL black/red             720615         registered
Bosnia-Herzegovina                   HUGO LABEL black/red             720615         registered
Benelux                              HUGO LABEL black/red             720615         registered
Mongolia                             HUGO LABEL black/red             720615         registered
Austria                              HUGO LABEL black/red             720615         registered
Sweden                               HUGO LABEL black/red             720615         registered
Moldavia                             HUGO LABEL black/red             720615         registered
Denmark                              HUGO LABEL black/red             720615         registered
Morocco                              HUGO LABEL black/red             720615         registered
Slovakia                             HUGO LABEL black/red             720615         registered
France                               HUGO LABEL black/red             720615         registered
Liechtenstein                        HUGO LABEL black/red             720615         registered
Poland                               HUGO LABEL black/red             720615         registered
Korea North                          HUGO LABEL black/red             720615         registered
Albania                              HUGO LABEL black/red             720615         registered
Switzerland                          HUGO LABEL black/red             720615         registered
Kazakhstan                           HUGO LABEL black/red             720615         registered
Ukraine                              HUGO LABEL black/red             720615         registered
Great Britain                        HUGO LABEL black/red             720615         registered

Appendix 1                Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country                             Trademark                 Trademark No.      Status
------------------                  --------------------           -------------    -----------
Algeria                             HUGO LABEL black/red              720615         registered
Norway                              HUGO LABEL black/red              720615         registered
Azerbaidzan                         HUGO LABEL black/red              720615         registered
Rumania                             HUGO LABEL black/red              720615         registered
San Marino                          HUGO LABEL black/red              720615         registered
Cuba                                HUGO LABEL black/red              720615         registered
Monaco                              HUGO LABEL black/red              720615         registered
Georgia                             HUGO LABEL black/red              720615         registered
Bulgaria                            HUGO LABEL black/red              720615         registered
Kyrgystan                           HUGO LABEL black/red              720615         registered
Armenia                             HUGO LABEL black/red              720615         registered
Egypt                               HUGO LABEL black/red              720615         registered
Vietnam                             HUGO LABEL black/red              720615         registered
China                               HUGO LABEL black/red              720615         registered
Latvia                              HUGO LABEL black/red              720615         registered
Italy                               HUGO LABEL black/red              720615         registered
Macedonia                           HUGO LABEL black/red              720615         registered
Russia                              HUGO LABEL black/red              720615         registered
Czech Republic                      HUGO LABEL black/red              720615         registered
Finland                             HUGO LABEL black/red              720615         registered
Hungary                             HUGO LABEL black/red              720615         registered
Germany                             HUGO LABEL black/red             39870758        registered
Liberia                             HUGO LABEL black/red              720615         registered
Iceland                             HUGO LABEL black/red              720615         registered
Belarus                             HUGO LABEL black/red              720615         registered
Portugal                            HUGO LABEL black/red              720615         registered
Uzbekistan                          HUGO LABEL black/red              720615         registered
Slovenia                            HUGO LABEL black/red              720615         registered
Sudan                               HUGO LABEL black/red              720615         registered
Estonia                             HUGO LABEL black/red              720615         registered
Croatia                             HUGO LABEL black/red              720615         registered
Spain                               HUGO LABEL black/red              720615         registered
Canada                              HUGO LABEL black/red              548122         registered

Sweden                                      BOSS                    000049221       applied for
Portugal                                    BOSS                    000049221       applied for
Greece                                      BOSS                    000049221       applied for
France                                      BOSS                    000049221       applied for
Finland                                     BOSS                    000049221       applied for
India                                       BOSS                      944967        applied for
Pakistan                                    BOSS                      166062        applied for
Denmark                                     BOSS                    000049221       applied for
Ireland                                     BOSS                    000049221       applied for
USA                                         BOSS                     323,654        applied for
Great Britain                               BOSS                    000049221       applied for
Belgium                                     BOSS                    000049221       applied for
Trinidad and Tobago                         BOSS                      31245         applied for
Slovenia                                    BOSS                   Z-200270103      applied for

Appendix 1               Registerations and Applications
                                  - Exclusive -
                             International Class 14

     Country                             Trademark                 Trademark No.       Status
------------------               --------------------------       --------------     -----------
Spain                                       BOSS                     000049221       applied for
Netherlands                                 BOSS                     000049221       applied for
Austria                                     BOSS                     000049221       applied for
Germany                                     BOSS                     000049221       applied for
Luxembourg                                  BOSS                     000049221       applied for
Italy                                       BOSS                     000049221       applied for
Indonesia                                   BOSS                  2003-8204-2344     applied for
Tunisia                                     BOSS                     EE03.1471       applied for
Iraq                                        BOSS                       45089         applied for
Indonesia                             BOSS HUGO BOSS                 D98-14717       applied for
India                                 BOSS HUGO BOSS                  942292         applied for
Netherlands                        BOSS HUGO BOSS LABEL              000049262       applied for
France                             BOSS HUGO BOSS LABEL              000049262       applied for
Italy                              BOSS HUGO BOSS LABEL              000049262       applied for
Belgium                            BOSS HUGO BOSS LABEL              000049262       applied for
Oman                               BOSS HUGO BOSS LABEL                23787         applied for
Portugal                           BOSS HUGO BOSS LABEL              000049262       applied for
Great Britain                      BOSS HUGO BOSS LABEL              000049262       applied for
Germany                            BOSS HUGO BOSS LABEL              000049262       applied for
Luxembourg                         BOSS HUGO BOSS LABEL              000049262       applied for
China                              BOSS HUGO BOSS LABEL             9700113822       applied for
Sweden                             BOSS HUGO BOSS LABEL              000049262       applied for
Greece                             BOSS HUGO BOSS LABEL              000049262       applied for
Indonesia                          BOSS HUGO BOSS LABEL              D98-14718       applied for
Malaysia                           BOSS HUGO BOSS LABEL              93/09121        applied for
Pakistan                           BOSS HUGO BOSS LABEL               166059         applied for
Denmark                            BOSS HUGO BOSS LABEL              000049262       applied for
Namibia                            BOSS HUGO BOSS LABEL               02/0661        applied for
Finland                            BOSS HUGO BOSS LABEL              000049262       applied for
Qatar                              BOSS HUGO BOSS LABEL            not known yet     applied for
Austria                            BOSS HUGO BOSS LABEL              000049262       applied for
Kenya                              BOSS HUGO BOSS LABEL                51091         applied for
Estonia                            BOSS HUGO BOSS LABEL             M200001857       applied for
Ireland                            BOSS HUGO BOSS LABEL              000049262       applied for
Spain                              BOSS HUGO BOSS LABEL              000049262       applied for
Hong Kong                          BOSS HUGO BOSS LABEL             17951/2002       applied for
Tunisia                            BOSS HUGO BOSS LABEL              EE03.1469       applied for
Iraq                               BOSS HUGO BOSS LABEL                44192         applied for
Brazil                           BOSS HUGO BOSS white/black          824840100       applied for
Canada                           BOSS HUGO BOSS white/black           1148025        applied for
USA                              BOSS HUGO BOSS white/black           435,640        applied for
Finland                               HUGO HUGO BOSS                 000049288       applied for
Italy                                 HUGO HUGO BOSS                 000049288       applied for
Portugal                              HUGO HUGO BOSS                 000049288       applied for
Ireland                               HUGO HUGO BOSS                 000049288       applied for
Germany                               HUGO HUGO BOSS                 000049288       applied for
Netherlands                           HUGO HUGO BOSS                 000049288       applied for
Great Britain                         HUGO HUGO BOSS                 000049288       applied for

Appendix 1                 Registerations and Applications
                                   - Exclusive -
                              International Class 14

  Country             Trademark            Trademark No.       Status
------------     --------------------      -------------    -----------
Spain               HUGO HUGO BOSS           000049288      applied for
Denmark             HUGO HUGO BOSS           000049288      applied for
France              HUGO HUGO BOSS           000049288      applied for
Belgium             HUGO HUGO BOSS           000049288      applied for
Luxembourg          HUGO HUGO BOSS           000049288      applied for
Greece              HUGO HUGO BOSS           000049288      applied for
Sweden              HUGO HUGO BOSS           000049288      applied for
Austria             HUGO HUGO BOSS           000049288      applied for
China            HUGO HUGO BOSS LABEL       9700113816      applied for
Cyprus Greek     HUGO HUGO BOSS LABEL      not known yet    applied for
Japan            HUGO HUGO BOSS LABEL       2002-97276      applied for

Appendix 2                Registrations and Applications
                                - Non-excklusive -
                             International Class 14

   Country                         Trademark                     Trademark No.         Status
--------------                     ---------                     -------------       ----------
Georgia                            HUGO BOSS                          831            registered
Czech Republic                     HUGO BOSS                        482758           registered
Turkey                             HUGO BOSS                         99522           registered
Korea North                        HUGO BOSS                        513257           registered
Ireland                            HUGO BOSS                        132377           registered
Switzerland                        HUGO BOSS                        482758           registered
Moldavia                           HUGO BOSS                        482758           registered
Poland                             HUGO BOSS                         66418           registered
Italy                              HUGO BOSS                        513257           registered
Kyrgystan                          HUGO BOSS                        482758           registered
Tadzhikistan                       HUGO BOSS                        513257           registered
Liechtenstein                      HUGO BOSS                        513257           registered
Canada                             HUGO BOSS                        455614           registered
Uzbekistan                         HUGO BOSS                        513257           registered
Egypt                              HUGO BOSS                        513257           registered
Great Britain                      HUGO BOSS                        1298755          registered
Kazakhstan                         HUGO BOSS                        513257           registered
Monaco                             HUGO BOSS                        513257           registered
Liechtenstein                      HUGO BOSS                        482758           registered
Belarus                            HUGO BOSS                        482758           registered
Tadzhikistan                       HUGO BOSS                        482758           registered
Monaco                             HUGO BOSS                        482758           registered
Austria                            HUGO BOSS                        482758           registered
Kyrgystan                          HUGO BOSS                        513257           registered
Spain                              HUGO BOSS                        482758           registered
Portugal                           HUGO BOSS                        513257           registered
Denmark                            HUGO BOSS                      02.905/1990        registered
France                             HUGO BOSS                        482758           registered
Morocco                            HUGO BOSS                        513257           registered
Denmark                            HUGO BOSS                      03.428/1991        registered
Armenia                            HUGO BOSS                        482758           registered
Vietnam                            HUGO BOSS                        513257           registered
Australia                          HUGO BOSS                        A461881          registered
Finland                            HUGO BOSS                        125853           registered
Hungary                            HUGO BOSS                        513257           registered
Norway                             HUGO BOSS                        136013           registered
Ukraine                            HUGO BOSS                        513257           registered
Switzerland                        HUGO BOSS                        513257           registered
Chile                              HUGO BOSS                        514563           registered

Appendix 2                Registrations and Applications
                                - Non-excklusive -
                             International Class 14

     Country                       Trademark                    Trademark No.         Status
------------------                 ---------                    -------------        ----------
Singapore                          HUGO BOSS                       5007/87           registered
Israel                             HUGO BOSS                        68296            registered
Latvia                             HUGO BOSS                       M16782            registered
Belarus                            HUGO BOSS                       513257            registered
Czech Republic                     HUGO BOSS                       513257            registered
USA                                HUGO BOSS                       513257            registered
Morocco                            HUGO BOSS                       482758            registered
Slovakia                           HUGO BOSS                       513257            registered
Kuwait                             HUGO BOSS                        19657            registered
Tunisia                            HUGO BOSS                       513257            registered
Kazakhstan                         HUGO BOSS                       482758            registered
Macedonia                          HUGO BOSS                       513257            registered
Myanmar                            HUGO BOSS                     4/1183/1998         registered
Croatia                            HUGO BOSS                       482758            registered
Japan                              HUGO BOSS                       2227521           registered
Uruguay                            HUGO BOSS                       351755            registered
Sudan                              HUGO BOSS                       513257            registered
South Africa                       HUGO BOSS                       87/3236           registered
Australia                          HUGO BOSS                       647111            registered
Algeria                            HUGO BOSS                       513257            registered
Croatia                            HUGO BOSS                       513257            registered
Yugoslavia                         HUGO BOSS                       513257            registered
Japan                              HUGO BOSS                       2242045           registered
Slovakia                           HUGO BOSS                       482758            registered
Spain                              HUGO BOSS                       513257            registered
Uzbekistan                         HUGO BOSS                       482758            registered
Hong Kong                          HUGO BOSS                     13601/1999          registered
Hungary                            HUGO BOSS                       482758            registered
Rumania                            HUGO BOSS                       513257            registered
Slovenia                           HUGO BOSS                       482758            registered
Rumania                            HUGO BOSS                       482758            registered
Germany                            HUGO BOSS                       1103572           registered
Algeria                            HUGO BOSS                       482758            registered
San Marino                         HUGO BOSS                       513257            registered
Andorra                            HUGO BOSS                        8870             registered
Bosnia-Herzegovina                 HUGO BOSS                       513257            registered
San Marino                         HUGO BOSS                       482758            registered
France                             HUGO BOSS                       1414944           registered
Portugal                           HUGO BOSS                       482758            registered

Appendix 2                Registrations and Applications
                                - Non-excklusive -
                             International Class 14

  Country                          Trademark                     Trademark No.         Status
-----------                  -------------------                 -------------       ----------
Germany                            HUGO BOSS                        1056562          registered
Lithuania                          HUGO BOSS                         8429            registered
Yugoslavia                         HUGO BOSS                        482758           registered
France                             HUGO BOSS                        513257           registered
Italy                              HUGO BOSS                        482758           registered
Vietnam                            HUGO BOSS                        482758           registered
Taiwan                             HUGO BOSS                        419767           registered
Ukraine                            HUGO BOSS                        482758           registered
Benelux                            HUGO BOSS                        482758           registered
Egypt                              HUGO BOSS                        482758           registered
Greece                             HUGO BOSS                         88319           registered
Canada                             HUGO BOSS                        525362           registered
New Zealand                        HUGO BOSS                        170002           registered
Moldavia                           HUGO BOSS                        513257           registered
Benelux                            HUGO BOSS                        513257           registered
Slovenia                           HUGO BOSS                        513257           registered
Russia                             HUGO BOSS                        482758           registered
Korea North                        HUGO BOSS                        482758           registered
Austria                            HUGO BOSS                        513257           registered
Russia                             HUGO BOSS                        238854           registered
Albania                            HUGO BOSS                        513257           registered
Greece                         HUGO BOSS (Greek)                    106591           registered
Japan                        HUGO BOSS (Japanese)                   2434207          registered
Germany                      HUGO BOSS (Cyrillic)                  39745540          registered
Russia                       HUGO BOSS (Cyrillic)                   688698           registered
Azerbaidzan                  HUGO BOSS (Cyrillic)                   688698           registered
Kazakhstan                   HUGO BOSS (Cyrillic)                   688698           registered
Ukraine                      HUGO BOSS (Cyrillic)                   688698           registered
Latvia                       HUGO BOSS (Cyrillic)                   688698           registered
Slovenia                     HUGO BOSS (Cyrillic)                   688698           registered
Rumania                      HUGO BOSS (Cyrillic)                   688698           registered
Belarus                      HUGO BOSS (Cyrillic)                   688698           registered
Bulgaria                     HUGO BOSS (Cyrillic)                   688698           registered
Moldavia                     HUGO BOSS (Cyrillic)                   688698           registered
Kyrgystan                    HUGO BOSS (Cyrillic)                   688698           registered
Yugoslavia                   HUGO BOSS (Cyrillic)                   688698           registered
Uzbekistan                   HUGO BOSS (Cyrillic)                   688698           registered
Poland                       HUGO BOSS (Cyrillic)                   688698           registered

Appendix 2                Registrations and Applications
                                - Non-excklusive -
                              International Class 14

   Country                         Trademark                     Trademark No.         Status
-------------                      ---------                     -------------       -----------
Portugal                           HUGO BOSS                       000049254         apllied for
Spain                              HUGO BOSS                       000049254         apllied for
Austria                            HUGO BOSS                       000049254         apllied for
France                             HUGO BOSS                       000049254         apllied for
Great Britain                      HUGO BOSS                       000049254         apllied for
Sweden                             HUGO BOSS                       000049254         apllied for
Denmark                            HUGO BOSS                       000049254         apllied for
Netherlands                        HUGO BOSS                       000049254         apllied for
Ireland                            HUGO BOSS                       000049254         apllied for
Finland                            HUGO BOSS                       000049254         apllied for
Italy                              HUGO BOSS                       000049254         apllied for
Belgium                            HUGO BOSS                       000049254         apllied for
Thailand                           HUGO BOSS                        487500           apllied for
Luxembourg                         HUGO BOSS                       000049254         apllied for
Germany                            HUGO BOSS                       000049254         apllied for
Greece                             HUGO BOSS                       000049254         apllied for
Tunisia                            HUGO BOSS                       EE03.1470         apllied for

GAR                            [          ]                              WATCHES

                                                                      Appendix 3

                                     [LOGO]

                                       GAR

                         General Acceptance Requirements
                                        &
                            Confidentiality Agreement

MGI Engineering                                                    December 2004

GAR                                    [          ]
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CONTACTS

SWITZERLAND
MGI LUXURY GROUP S.A.
Engineering
Heinz Steiger
Rue de Nidau 35
CH-2501 Bienne, Switzerland
Tel 41 32/ 329 34 00 / Direct 41 32/ 329 35 10
Email: hsteiger@movado.ch

FAR EAST
Swissam Products Ltd.
Engineering
Raymond Chung
1406 World Finance Centre
North Tower, Harbour City
Tsimshatsui, Kowloon
Hong Kong
Tel (852) 2736-0564 / Direct
E-mail: rchung@movadogroup.com

EDITION

Edited by MOVADO Group Engineering, Switzerland
Languages: English

First Edition 2004

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

All rights reserved. No part of this GAR may be reproduced or transferred in any form or by any means, electronic or mechanical, including photocopying, recording, or by any information storage and retrieval system, without permission in writing from MOVADO Group.

MGI Engineering                                                         December
2004

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GAR                                    [          ]
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TABLE OF CONTENT

INTRODUCTION...........................................................................   5

1.   CASE..............................................................................   7

2.   DIAL & HANDS......................................................................   16

3.   BRACELET..........................................................................   21

4    STRAP.............................................................................   34

5    BUCKLE............................................................................   39

6    MOVEMENT..........................................................................   41

7    DIAMOND...........................................................................   42

8    PLATING...........................................................................   45

9    COMPLETE WATCHES..................................................................   47

10   QUALITY...........................................................................   50

11   PRE - SHIPMENT INSPECTION.........................................................   54

12   CONFIDENTIALITY AGREEMENT.........................................................   55

     QUICK CHECK GAR...................................................................   58

     GAR UPDATES.......................................................................   59

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

INTRODUCTION

The purpose of this GAR (General Acceptance Requirements) is to maximize engineering responsibilities and activities with suppliers. This GAR will help to encourage and maintain a mutual understanding between Movado Group and suppliers.

GAR and specifications serve as a guideline and will be updated regularly in order to give the greatest input for product requirements.

For new product development, Movado Group will, provide for the suppliers, additional product specifications if necessary.

To assure a good functioning of the engineering, rules and responsibilities as outlined in this GAR have to be respected by all parties involved.

An important factor is also Modularity. MG requests the supplier to use standardized components as outlined in this GAR. As a general rule, MG must approve deviations from those standards.

Suppliers are always requested to sign off on GAR updates, this to avoid misunderstandings.

CONFIDENTIALITY

This is a confidential document. Under no circumstances are copies to be made without the written approval of MGI.

The vendor must keep in confidence all designs and technical specifications of the product line. Under no circumstances is the vendor allowed to show dials and other materials made for MGI as samples to a third party.

MGI Engineering                                                         December
2004

GAR                                    [          ]
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* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC
PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

MGI Engineering                                                         December
2004

GAR                                    [          ]
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4 CONFIDENTIALITY AGREEMENT

THIS AGREEMENT made this ________________ day of _________________ 200 by and between ______________________________ , a corporation organized and existing under the laws of ____________________________ having offices at ________________________________(hereafter called the << Corporation >>), and
Movado Group, Inc., a corporation organized and existing under the laws of the State of New Jersey, having offices at 650 From Road, Paramus, N. J. 07652 (hereafter called MGI).

      4.1 WITNESSETH

Whereas, the parties contemplate establishing a business relationship for the purpose of the Corporation manufacturing, producing, and supplying to MGI fully assembled watches and component parts therefore, bearing or to be sold by MGI or certain of its affiliates under the trademark Hugo Boss or such other trademarks owned by Hugo Boss Trademark Management Gmbh & Co., which will make it necessary and desirable that MGI disclose to the Corporation confidential information, including all knowledge and data which is made available by MGI or developed in the course of the parties' business relationship, proprietary to the MGI (hereinafter called the "Information") concerning current, future or proposed watch designs, ideas, prints, sketches, samples, models, drawings, specifications, production quantities, costs, customers, know how and the like relating to such product or products or to MGI's business or potential interest;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties agree:

1. The Corporation, upon receiving the Information from MGI, shall not communicate such Information to any third party and shall use its best efforts and take all necessary precautions to prevent inadvertent disclosures of such Information to any third party.

2. The Corporation shall neither use the Information for its own account nor circulate it within its own organization except to the extent necessary for:

            a) Negotiations, discussions and consultations with personnel or authorized representatives of MGI or the Corporation;

            b)    Supplying MGI with goods or services at its order;

            c)    Preparing bids, estimates and proposals for submission to MGI;
                  and

            d)    Any purpose MGI may hereunder authorize in writing

The Corporation agrees that if the Information is circulated pursuant to the foregoing provisions (a) through (d), any person receiving the Information shall be directed and required by the Corporation to maintain the Information in confidence. The Corporation shall use its best efforts and take all necessary precautions to prevent inadvertent disclosure of the Information and shall not manufacture or permit any third party to manufacture any goods employing or adopted from any of such Information or the Trademarks.

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

3. The obligations of Paragraphs 1 and 2 hereof shall terminate with respect to any particular portion of the Information when the Corporation can document that it was in the public domain at the time of its disclosure.

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

4. All materials, including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists, furnished to the Corporation by or on behalf of MGI shall remain the property of, and shall be returned upon demand to, MGI together with all copies made thereof.

5. Because the Information revealed by MGI to the Corporation under this Agreement is unique and proprietary to MGI and MGI does not have an adequate remedy at law to protect its interests, the Corporation agrees that MGI shall be entitled to injunctive relief, in addition to such remedies and relief that would, in the event of a breach, be available to it.

6. This Agreement shall be construed in accordance with the laws of the State of New Jersey.

7. In the event this Agreement is also executed by one or more individuals as a guarantor or guarantors of the performance by the Corporation of its obligations hereunder, then each of such individual(s) ("Guarantor") hereby guaranties the performance by the Corporation of its obligations hereunder, such guaranty being an absolute and continuing guaranty of performance, and Guarantor shall be personally liable for any violation by the Corporation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

MOVADO GROUP, INC.

By : __________________________

Name: _________________________

Title: ________________________

CORPORATION

By: ___________________________

Name: _________________________

Title: ________________________

GUARANTOR

By: ___________________________

Name: _________________________

MGI Engineering                                                        December
2004

GAR                                    [          ]
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MGI Engineering                                                        December
2004

GAR                                    [          ]
WATCHES

REMARKS

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________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

GAR UPDATES

                                                       GAR UPDATES
---------------------------------------------------------------------------------------------------------------------
REF        COMPONENT                    ITEM                REASON          DESCRIPTION OF CHANGE                DATE
---        ---------                    ----                ------          ---------------------                ----
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____
___        _________                    ____                ______          _____________________                ____

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

                               [MOVADO GROUP LOGO]

MGI Engineering                                                         December
2004

GAR                                    [          ]
WATCHES

                                   ENGINEERING

                  Nidaustrasse 35 2501 Biel/Bienne Switzerland

MGI Engineering                                                         December
2004

                                                                      APPENDIX 4

                                  BUSINESS PLAN

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.

                                                                      APPENDIX 6

                              PRIOR PRODUCT STYLES

*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.